As filed with the Securities and Exchange Commission on March 1, 2019
1933 Act Registration No. []
1940 Act Registration No. 811-23429

United States
Securities And Exchange Commission

Washington, D.C. 20549

Form N-1a

Registration Statement Under
The Securities Act Of 1933 ☑

Pre-Effective Amendment No.__  ☐
Post-Effective Amendment No. ___ ☐
and/or

Registration Under The
Investment Company Act Of 1940 ☑

Amendment No.__ ☐

(Check appropriate box or boxes)

Homestead Funds Trust

(Exact Name of Registrant as Specified in Charter)

4301 Wilson Boulevard, Arlington, VA 22203
(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code:
(703) 907-6366

Jack Delaney, Esq.

Homestead Funds Trust
4301 Wilson Boulevard
Arlington, VA 22203

Copies to:
Bryan Chegwidden, Esq.
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036-8704

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:

☐  immediately upon filing pursuant to paragraph (b) of Rule 485

☐  on           pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  on           pursuant to paragraph (a)(1) of Rule 485

☐  75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐  on           pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that the registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

Subject to Completion dated March 1, 2019

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus

[ ]

Intermediate Bond Fund ([ ])

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on the Fund's website  ( www.homesteadfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-258-3030, option 1 or by sending an e-mail request to Homestead Funds at invest@homesteadfunds.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-258-3030, option 1 or send an email request to invest@homesteadfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in the prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summary

Intermediate Bond Fund

2

Fund Details

Additional Information About the Fund

6

Description of Fund Risks

7

Portfolio Holdings Disclosure

14

Management of the Fund

14

Additional Tax Information

16

Financial Highlights

Intermediate Bond Fund

18

Account Management and Services

Account Transactions

18

Investing Directly with Homestead Funds

18

Investing Through a Financial Intermediary

23

Managing Your Account

24

Fund Pricing, Policies and Fees

27

Performance Information of Certain Other Accounts

31

Homestead Privacy Policy	32

Intermediate Bond Fund

Fund Summary | Inception: [ ]

Investment Objective

The Intermediate Bond Fund (the "Fund") seeks to provide a high level of current income consistent with preservation of capital through investments in bonds and other debt securities.

Fees and Expenses

The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Other Expenses (a)	[ ] %
Acquired Fund Fees and Expenses	[ ] %
Total Annual Fund Operating Expenses	[ ] %
Expenses Waived or Reimbursed by RE Advisers (b)	([ ]%)
Total Annual Fund Operating Expenses After
Waiver/Reimbursement (b)	[ ]%

(a)Because the Fund is new, the amount shown for "Other Expenses" is based on estimated amounts for the current fiscal year.

(b)[RE Advisers Corporation ("RE Advisers") has contractually agreed, through [ ], to limit the Fund's operating expenses to an amount not to exceed [0.80]%. Operating expenses exclude interest: taxes; brokerage commissions; other expenditures that are capitalized in accordance with generally accepted accounting principles; other extraordinary expenses not incurred in the ordinary course of the Fund's business; and the fees and expenses associated with an investment in (i) an investment company or (ii) any company that would be an investment company under Section 3(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act. This waiver agreement will terminate immediately upon termination of the Fund's Management Agreement and may be terminated by the Fund or RE Advisers with one year's notice.]

Expense Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same[,except for any expense reimbursement which is only in effect during the first year]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YR	3 YR
$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. Because the Fund has not yet commenced operations, the Fund's portfolio turnover rate is not available.

Principal Investment Strategies

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed-income debt securities. These investments may include, without limitation, commercial paper; corporate bonds; U.S. Treasury securities; securities issued or guaranteed by U.S. Government entities, its agencies or instrumentalities; municipal bonds, mortgage-backed securities, including, without limitation, collateralized mortgage obligations

("CMOs") and commercial and/or residential mortgage-backed securities ("CMBS"), and other asset-backed securities; mortgage pass-through securities; U.S. Dollar-denominated debt securities of foreign issuers (Yankee bonds); sovereign and supranational debt securities; and other income-producing debt instruments with fixed, floating or variable interest rates.

The Fund may invest up to 20% of its assets in other instruments, including, preferred stock (fixed maturity and perpetual), convertible bonds, and exchanged traded funds ("ETFs").

RE Advisers has broad flexibility to use various investment strategies and to invest in a wide variety of fixed income instruments that it believes offer the potential for current income. RE Advisers expects to allocate the Fund's assets in response to changing market, financial, economic, and political factors and events that the Fund's portfolio managers believe may affect the values of the Fund's investments.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), or relevant provisions of applicable non-U.S. law, and other securities issued in private placements.

The Fund may invest in securities of any credit quality. The Fund may invest up to 15% of its assets in securities rated below investment grade (securities rated Ba1 or below by Moody's Investors Service, Inc. and BB+ or below by Standard & Poor's Corporation and Fitch Ratings, Inc. or other Nationally Recognized Statistical Rating Organization ("NRSRO")) or unrated securities judged by RE Advisers to be of comparable quality. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by RE Advisers to be of comparable quality, are high yield, high risk bonds, commonly known as "junk bonds".

The average dollar-weighted maturity of the Fund, under normal circumstances, is expected to be between three and ten years. The average portfolio duration of the Fund, under normal circumstances, is expected to be no less than 50% and no greater than 125% of the duration of the Bloomberg Barclays U.S. Aggregate Index. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security's price to changes in interest rates. Effective duration is a measure of the Fund's portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre- payment rates.

Principal Risks

As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund include:

Asset-Backed and Mortgage-Backed Securities Risk The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and CMOs, significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.

Commercial Paper Risk Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

Corporate Bond Risk Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Debt Securities Risks

Credit risk: The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund's income might be reduced, the value of the Fund's investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security's or other instrument's credit quality or value and an issuer's or counterparty's ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as "junk bonds") tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Extension risk: The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Interest rate risk: The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase.

High Yield Securities Risk: The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by RE Advisers to be of comparable quality are predominantly speculative. These instruments, commonly known as "junk bonds," have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

Income Risk The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.

Investments in Other Investment Companies Risk The risk that an investment company or other pooled investment vehicle in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company's shares. The Fund must pay its pro rata portion of an investment company's fees and expenses.

Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

Limited Operating History Risk The risk that a newly formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Manager Risk The risk that the manager's decisions, including security selection, will cause the Fund to underperform relative to the Fund's peers. There can be no assurance that the manager's investment techniques and decisions will produce the desired results. The Fund's ability to achieve its investment objective is dependent upon the manager's ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

Municipal Bond Risk Factors unique to the municipal bond market may negatively affect the value of the Fund's investment in municipal bonds. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality.

Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Sovereign Debt Obligations Risk The risk that investments in debt obligations of sovereign governments may lose value due to the government entity's unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or

no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund's holdings.

U.S. Government Securities Risk The risk that the value of U.S. Government securities can decrease due to changes in interest rates or changes to the financial condition or credit rating of the U.S. Government.

Performance

Performance information has not been presented because the Fund has not been in existence for a full calendar year as of the date of this prospectus.

Fund Management

Investment Adviser

RE Advisers Corporation

Portfolio Managers

Mauricio Agudelo, CFA and Ivan Naranjo, CFA are the co-managers of the Intermediate Bond Fund. Mr. Agudelo is a Senior Fixed-Income Portfolio Manager for RE Advisers and has co-managed the Fund since [ ] 2019 (inception). Mr. Naranjo is a Fixed-Income Portfolio Manager for RE Advisers and has managed the Fund since [ ] 2019 (inception).

Purchase and Sale of Fund Shares

You can buy, sell (redeem) or exchange shares of the Fund on any business day, normally any day that the New York Stock Exchange ("NYSE") is open for regular trading.

You can purchase, sell or exchange shares of the Fund either through a financial professional or directly from the Fund.

For non-retirement accounts, there is a $500 initial minimum investment to open an account. For IRA accounts and Education Savings Accounts ("ESAs"), there is a $200 initial minimum investment to open an account.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund's related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Information About the Fund

A Note Regarding Debt Obligations

Generally, this Prospectus uses the terms debt security, debt obligation, bond, fixed-income instrument and fixed-income security interchangeably. These terms should be considered to include any evidence of indebtedness, including, by way of example, a security or instrument having one or more of the following characteristics: a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating, or variable rate, or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. These terms are interpreted broadly to include any instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities.

Intermediate Bond Fund

The Intermediate Bond Fund seeks to provide a high level of current income consistent with preservation of capital through investments in bonds and other debt securities. The Fund's investment objective is non-fundamental, which means the Fund may change its investment objective without shareholder approval or prior notice.

The Fund is designed for investors who seek a balance between income and preservation of capital.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed-income debt securities. These investments may include, without limitation, commercial paper; corporate bonds; U.S. Treasury securities; securities issued or guaranteed by U.S. Government entities, its agencies or instrumentalities; municipal bonds, mortgage-backed securities, including, without limitation, CMOs and commercial and/or residential CMBS, and other asset-backed securities; mortgage pass-through securities; U.S. Dollar-denominated debt securities of foreign issuers (Yankee bonds); sovereign and supranational debt securities; and other income-producing debt instruments with fixed, floating or variable interest rates.

The Fund may invest up to 20% of its assets in other instruments, including, preferred stock (fixed maturity and perpetual), convertible bonds, and exchanged traded funds ("ETFs").

The Fund's transactions in mortgage pass-through securities may occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a "to-be- announced transaction" or "TBA Transaction." In a TBA Transaction, the buyer and seller generally agree upon general trade parameters such as agency, settlement date, par amount and price, such actual mortgage pools to be delivered generally are determined closer to the settlement date. If the TBA Transaction is closed through the acquisition or sale of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund receives or delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established on the commitment date.

In selecting the portfolio holdings for the Fund, RE Advisers considers, among other factors, its outlook for the economy, monetary policy, interest rates and credit spreads, as well as company-specific factors such as improving credit quality, and relative value. Most of the Fund's securities are held over the medium to long term investment horizon. Purchases and sales of portfolio securities may occur regularly. RE Advisers will seek and take advantage of market opportunities, such as debt tenders or buybacks, or when other more attractive opportunities are available.

Credit Quality

The Fund may invest in securities of any credit quality. The Fund may invest up to 15% of its assets in securities rated below investment grade (securities rated Ba1 or below by Moody's Investors Service, Inc. and BB+ or below by Standard & Poor's Corporation and Fitch Ratings, Inc. or other NRSRO) or unrated securities judged by RE Advisers to be of comparable quality. A maximum of 5% of the Fund's market value can be held in securities not rated by a NRSRO at the time of purchase. This restriction does not apply to securities backed by the full faith and credit of the U.S. government.

Maturity

The average dollar-weighted maturity of the Fund, under normal circumstances, is expected to be between three and ten years. There is no limit on the maturity of the individual securities in the Fund's portfolio.

Duration

The average portfolio duration of the Fund, under normal circumstances, is expected to be no less than 50% and no greater than 125% of the duration of the Bloomberg Barclays U.S. Aggregate Index.

Description of Fund Risks

The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values. The factors that are most likely to have an adverse effect on the Fund's portfolio as a whole are called principal risks. The principal risks of the Fund are listed in the Fund Summary. There might be additional risks that the Fund may be exposed to, such as investments in particular types of securities and those risks, in addition to the principal risks of the Fund, are also described below.

Asset-Backed and Mortgage-Backed Securities Risk

Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. These securities represent either fractional interests or participation in pools of assets such as, among other things, leases, retail installment loans, revolving credit receivables or residential mortgage loan purchases from individual lenders by a federal agency or originated and issued private lenders. During periods of falling interest rates, certain asset-backed or mortgage-backed securities may be called or prepaid, which may shorten the securities' weighted average life and reduce the overall return. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect the Fund's return as the Fund could be forced to reinvest in lower yielding securities. During periods of rising interest rates, the average life of an asset-backed or mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. As a result, mortgage-related and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or asset-backed security depends on the terms of the instrument and can result in significant volatility. Investors also may experience delays in payment if the full amounts due on underlying assets are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing the contract or other factors. The value of these securities may fluctuate with changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution providing credit support enhancement for the pool. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults. The price of a mortgage-related or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. There is a risk that borrowers may default on the obligations that underlie an asset-backed security. The impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security. The values of certain types of mortgage- backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. Certain asset-backed securities (for example, credit card receivables) do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities.

Collateralized Mortgage Obligations There are certain risks associated specifically with CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency. CMOs and other mortgage-backed securities may be structured similarly to collateralized debt obligations and may be subject to similar risks. For example, the cash flows from a CMO trust may be split into two or more portions, called tranches, varying in risk and yield. If some loans default and the cash collected by the CMO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first.

Mortgage Pass-Through Securities Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a "to-be-announced transaction" or "TBA Transaction". In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. Default by or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction. To minimize this risk, the Fund will enter into TBA Transactions only with established counterparties (such as major broker-dealers) and the Fund's manager will monitor the creditworthiness of such counterparties. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds.

Cash Positions Risk

The Fund will at times hold some of its assets in cash, which may hurt the Fund's performance. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances.

Commercial Paper Risk

Commercial paper consists of short-term promissory notes issued by companies or other entities in order to finance their current operations. Commercial paper is usually sold on a discount basis with maturities generally up to 270 days. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

Convertible Securities Risk

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer, depending on the terms of the securities) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.

Corporate Bond Risk

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a corporate bond may be affected by factors directly related to the issuer, such as the issuer's financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer's capital structure and use of financial leverage and demand for the issuer's goods and services. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Debt Securities Risk

Debt securities are subject to various risks including, among others, credit risk and interest rate risk. These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument.

Credit Risk The risk that the issuer, guarantor or liquidity provider of a fixed-income security held by the Fund, or the counterparty to an over-the-counter transaction (including repurchase agreements), may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely payments of interest or principal, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security's or other instrument's credit quality or value and an issuer's or counterparty's ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as junk bonds), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by ratings agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of re-payment. They are not guarantees as to quality and they do not reflect market risk. If an issuer or counterparty fails to pay interest or otherwise fails to meet its obligations to the Fund, the Fund's income might be reduced and the value of the investment might fall, and if an issuer or counterparty fails to pay principal, the value of the investment might fall and the Fund could lose the amount of its investment.

Extension risk The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.

Interest Rate Risk The risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument's price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. Interest rates in the United States are at or near low levels. As such, if the Fund holds bonds, the Fund may currently face an increased exposure to the risks associated with rising interest rates. In recent years, the U.S. Federal Reserve Board has continued to increase interest rates, following several years of historically low interest rate levels.

Foreign Risk

The Fund may invest in U.S. dollar-denominated debt securities of foreign issuers. These securities (also known as Yankee Bonds) may respond negatively to adverse foreign political or economic developments. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer. These conditions may have an impact on rating organizations' and the Fund manager's ability to accurately assess and monitor an issuer's financial condition.

In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect the Fund's investment. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.

Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of the Fund's assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies.

High Yield Securities Risk

Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Fund's manager to be of comparable quality are predominantly speculative. They are usually issued by companies without long track records of sales and earnings or by companies with questionable credit strength. These instruments, commonly known as 'junk bonds,' have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.

The Fund may not invest in securities rated, at the time of investment, C or below by Moody's or D or below by S&P, or the equivalent as determined by the Fund's adviser.

Illiquid and Restricted Securities Risk

Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investments and include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, the Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. These factors may have an adverse effect on the Fund's ability to dispose of particular securities and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In compliance with the SEC's new liquidity risk management rule applicable to open-end mutual funds, the Fund recently established a liquidity risk management program. The rule's impact on the Fund, and on the open-end fund industry in general, is not yet fully known, but the rule could affect the Fund's performance and its ability to achieve its investment objectives. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in the Fund's investments.

Income Risk

The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. A reduction in the income earned by the Fund may limit the Fund's ability to achieve its objective.

Investments in Other Investment Companies Risk

The Fund may invest in other investment companies, including open-end funds, closed-end funds and exchange-traded funds. The Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities, as an efficient means of gaining exposure to a particular asset class or to increase liquidity to meet the potential of higher redemption requests. The risks of owning another investment company generally are similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund's performance. In addition, because exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility because of the potential lack of liquidity. There will be some duplication of expenses because the Fund also must pay its pro-rata share of that investment company's fees and expenses.

Issuer Risk

The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

Limited Operating History Risk

The risk that a newly formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Manager Risk

The Fund manager's decisions, including security selection, may cause the Fund to underperform relative to the Fund's peers. There can be no assurance that the Fund manager's investment techniques and decisions will produce the desired results. The Fund's ability to achieve its investment objective is dependent upon the Fund's manager's ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

Market Risk

Various market risks can affect the price or liquidity of an issuer's securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Markets may, in response to governmental actions or intervention, economic or market developments, geopolitical events or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed-income securities due to the current low interest rate environment.

The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for the Fund's portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or its adviser are regulated. Such legislation, regulation, or other government action could limit or preclude the Fund's ability to achieve its investment objective and affect the Fund's performance.

Market dislocations and other external events, such as political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally and may subject the Fund to significant risk of substantial volatility and loss. Natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund's investments in issuers located in, doing business in or with assets in such countries.

The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund's principal investment strategies to strive to meet the Fund's investment objectives under all types of market conditions, including unfavorable market conditions.

Municipal Bond Risk

Municipal bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Factors unique to the municipal bond market may negatively affect the value of the Fund's investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. Such defaults may occur, for example, when municipalities that have issued bonds are not able to meet interest or principal payments when such payments come due. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. Actual or perceived changes in the financial health of the municipal market as a whole or in part may affect the valuation of debt securities held by the Fund.

Some municipal obligations carry additional risk. For example, they may be difficult to trade or their interest payments may be tied only to a specific stream of revenues. Since some municipal obligations may be secured or guaranteed by banks and other financial institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and price that normally prevails in the market.

Preferred Securities

In addition to many of the risks associated with both debt securities (e.g., interest rate risk and credit risk) and equity securities (e.g., market risk, equity securities risk), preferred securities are also subject to deferral risk. Preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for an extended period. Preferred securities also may contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred stock in some instances is convertible into common shares or other securities.

Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities. In addition, uncertainty regarding the tax and regulatory treatment of preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of the Fund's investments in certain preferred securities.

Sovereign Debt Obligations Risk

The risk that investments in debt obligations of sovereign governments may lose value due to the government entity's unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund's holdings.

U.S. Government Securities Risk

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. However, the value of U.S. Government securities can decrease due to changes in interest rates or changes to the financial condition or credit rating of the U.S. Government.

Valuation Risk

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security- specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

When-Issued, TBA and Delayed Delivery Securities Risk

The Fund may purchase securities on a when-issued, TBA or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The prices of the securities so purchased or sold are subject to market fluctuations. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Recently finalized rules of the Financial Industry Regulatory Authority, Inc. (FINRA) would impose mandatory margin requirements for certain types of when-issued, TBA delayed delivery or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and, if those rules are implemented, mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

Temporary Defensive Strategies

At times, the Fund may take temporary defensive positions that may be inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund's manager then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund's losses. In implementing these strategies, the Fund may invest primarily in, among other things, cash or money market instruments (including money market funds), or any other securities the portfolio managers consider consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, the Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. During such periods, the Fund may not achieve its investment objective.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information ("SAI"), which you can request by calling 800.258.3030 or by visiting homesteadfunds.com.

Management of the Fund

Investment Adviser/Administrator for the Funds

RE Advisers Corporation

4301 Wilson Boulevard

Arlington, VA 22203

As the investment adviser, RE Advisers is responsible for selecting investments, managing the portfolios and overseeing the investment strategies and policies for the Fund, subject to the supervision of the Fund's Board of Trustees. RE Advisers was launched in 1990 and, as of [ ], manages approximately $[ ] billion of assets for mutual fund and private account investors.

RE Advisers, incorporated in the Commonwealth of Virginia in 1995 (formerly incorporated in the District of Columbia in 1990), is a direct, wholly-owned subsidiary of RE Investment Corporation, which is an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association ("NRECA"). NRECA is a not-for-profit organization which serves and represents the nation's consumer-owned rural electric cooperatives. RE Advisers is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

Pursuant to an exemptive order issued by the SEC, the Fund participates in a manager of managers structure whereby the RE Advisers serves as the investment manager of the Fund and selects and recommends to the Fund's Board of Trustees investment subadvisers to manage the Fund's investment portfolio. Under the terms of this exemptive order, RE Advisers is able, subject to certain conditions and oversight by the Fund's Board of Trustees but without shareholder approval, to hire new subadvisers or change subadvisers for the Fund. RE Advisers, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. Shareholders of the Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

As compensation for its services and for the expenses which it assumes, the Fund pays RE Advisers, on a monthly basis, an investment management fee based on the Fund's average daily net assets at the following annualized rate:

0.60 of average daily net assets up to $500 million;

0.50% of average daily net assets above $500 million up to $1 billion; and 0.45% of average daily net assets in excess of $1 billion.

A discussion regarding the basis for the Board of Trustees' approval of the investment management agreement between the Fund and RE Advisers will be included in the Fund's report to shareholders for the period ending [ ].

The Fund has entered into a contractual Expense Limitation Agreement with RE Advisers. The Expense Limitation Agreement provides that, through at least [ ], to the extent that the Operating Expenses incurred by the Fund exceed the amount set forth below (the "Operating Expense Limit"), such excess amount will be the liability of RE Advisers. The term "Operating Expenses" includes all operating expenses incurred by the Fund, including the Management Fee. Notwithstanding the foregoing, Operating Expenses do not include the following expenses: (i) interest; (ii) taxes; (iii) brokerage commissions; (iv) other expenditures that are capitalized in accordance with generally accepted accounting principles; (v) other extraordinary expenses not incurred in the ordinary course of the Fund's business; and (vi) acquired fund fees and expenses such as the fees and expenses associated with an investment in (a) an investment company or (b) any company that would be an investment company under Section 3(a) of the 1940 Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act.

Operating
Fund	Expense Limit
Intermediate Bond Fund	[0.80 ]%

The Expense Limitation Agreement will terminate: (1) immediately upon termination of the Management Agreement, and (2) by either party without payment of any penalty, upon a one-year prior written notice to the other party at its principal place of business; provided that, in the case of termination by the Fund, such termination be authorized by resolution of the Fund's Board of Trustees.

RE Advisers also provides administrative services to the Fund, in addition to providing investment management services to the Fund.

Portfolio Managers

The portfolio managers are primarily responsible for the day-to-day management of the Fund's portfolio.

Mauricio Agudelo, CFA Mr. Agudelo is a Senior Fixed-Income Portfolio Manager for RE Advisers. He is also the co-portfolio manager for the Short-Term Government Securities Fund and the Short-Term Bond Fund. He has managed the Fund since inception in [2019]. Prior to this role, he was a portfolio manager at Calvert Investment Management, Inc. from 2009 to 2016, where he co-managed a number of taxable fixed-income mutual fund portfolios from 2011 through 2016. Mr. Agudelo held previous positions at Calvert in trading and securities analysis. He received a B.S. in finance from the University of Maryland, Robert H. Smith School of Business. He joined RE Advisers in 2016.

Ivan Naranjo, CFA, FRM Mr. Naranjo is a Fixed Income Portfolio Manager for RE Advisers. He is also the co-portfolio manager for the Short-Term Government Securities Fund and the Short-Term Bond Fund. He has co-managed the Fund with Mr. Agudelo since 2019. Prior to this role, he was a senior fixed income trader at American Century Investments from 2016 to 2018, a senior investment risk analyst at Legg Mason & Co., LLC from 2015 to 2016, and an associate portfolio manager at Calvert Investment Management, LLC from 2010 to 2015, where he held different responsibilities including portfolio construction, securities analysis, trading, and risk monitoring for a number of taxable fixed income mutual fund portfolios. He received a B.S. in finance from the University of Maryland, Robert H. Smith School of Business. He joined RE Advisers in 2018.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Board of Trustees

The Board of Trustees establishes the Fund's corporate policies and monitors the Fund's performance. For a listing of current board members, see the latest annual or semi-annual report or SAI, which you can request by calling 800.258.3030 or by visiting homesteadfunds.com.

Distributor

RE Investment Corporation

4301 Wilson Boulevard

Arlington, VA 22203

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219486

Kansas City, MO 64121-9486

The transfer agent processes transactions, disburses distributions and provides recordkeeping services for the Fund.

Custodian

State Street Bank and Trust Company serves as the custodian for the Fund.

Additional Information

The Trustees of the Trust oversee generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Fund's investment adviser, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Additional Tax Information

As with any investment, you should consider how your investment in the Fund will be taxed. Please consult your tax adviser about the effect of your investment in the Fund.

The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). A RIC is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. In order for the Fund to qualify and be eligible for treatment as a RIC, it must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions to shareholders. The Fund's failure to qualify as a RIC would result in fund-level taxation, and, consequently, a reduced return on your investment.

Distribution Schedule

The Fund intends to distribute substantially all of its ordinary income and capital gains. You may elect to have distributions automatically reinvested in your Fund account. Whether reinvested or received, distributions generally are taxable to non- retirement account investors.

We will mail you Internal Revenue Service ("IRS") Form 1099 at the end of January indicating the federal tax status of your income and capital gains distributions for the prior year. If additional information becomes available regarding the characterization of your distribution after 1099s have been printed and mailed, it may be necessary to provide you with a corrected 1099. Distributions are declared and paid according to the following schedule:

Interest Income

Intermediate Bond Fund	Declared daily and paid monthly

Capital Gains

If any, declared and paid annually, more frequently if necessary.

Taxes on Dividends and Distributions

Unless you are tax-exempt or hold Fund shares in a tax-advantaged account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, dividends declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal income tax purposes, distributions from the Fund's ordinary income and short-term capital gains are taxable as ordinary income, and distributions from the Fund's long-term capital gains are taxed as long-term capital gains. A return of capital distribution occurs when the Fund's aggregate distributions during a taxable year exceed its current and accumulated earnings and profits. A return of capital is not taxable, but it reduces your cost basis in your shares, and thus reduces any loss or increases any gain on a subsequent sale of your shares. Every January, we will send you and the IRS a statement showing the taxable distributions paid to you in the previous year from the Fund. Long-term capital gain distributions generally may be taxed to noncorporate investors at a regular federal income tax rate that is reduced relative to that applicable to ordinary income. A portion of ordinary income dividends paid by the Fund to noncorporate investors may constitute "qualified dividend income" that is subject to the same maximum tax rates as long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Additional information can be found in the SAI.

Taxes on Transactions

Unless a transaction involves Fund shares held in a tax-advantaged account, the redemption of Fund shares, including sales and exchanges to other mutual funds managed by RE Advisers (each, a "Homestead Fund" and, collectively, the "Homestead Funds"), may also give rise to capital gains or losses. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

Tax Withholding for IRAS

Federal Income Tax Withholding

Federal income tax will automatically be withheld from IRA distributions (other than qualified distributions from Roth IRAs) at the rate of 10% unless you request no withholding or a different amount (10% is the minimum). The withholding amount will be taken from the requested distribution amount, so you will receive less than you requested, unless you instruct us to take the withholding amount in addition to the requested distribution amount.

State Income Tax Withholding

Mandatory : We will withhold state tax in accordance with the respective state's rules if, at the time of distribution, your address of record is within a mandatory withholding state and you have federal income tax withheld, or if the state's requirement is independent of federal withholding. Contact your tax advisor for the withholding amount, or see your state's website for more information.

Voluntary : If state tax withholding is voluntary in your state, you may request to have state taxes withheld from your transaction.

Backup Withholding

If (i) you fail to provide a correct taxpayer identification number or fail to certify that it is correct, (ii) you have under-reported dividend or interest income or (iii) you fail to certify that you are not subject to backup withholding, we are required by law to withhold a percentage of all the distributions and redemption proceeds paid from your account. We are also required to begin backup withholding if instructed by the IRS to do so.

Buying a Dividend

If you buy shares just before the Fund makes a distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as "buying a dividend." For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

Cost Basis Reporting

Mutual funds, or, if you purchase your shares through a financial intermediary, your financial intermediary, must report cost basis information to you and the IRS when you sell, redeem or exchange shares acquired, including through dividend reinvestment, on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds and shares acquired before January 1, 2012. The cost basis regulations also require mutual funds or a financial intermediary, as applicable, to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold, redeemed or exchanged. The transfer agent, DST, is not required to report cost basis information on shares acquired before January 1, 2012. However, if the data is available in our system it will be provided to you on your tax form. If it is not available you may call 800-258-3030 to request your year-end statements which you may use to calculate your cost basis.

The Fund's default cost basis accounting method is average cost for all shares purchased on or after January 1, 2012. If you do not choose a different cost basis accounting method, you will receive average cost. An explanation of the cost basis regulations and different accounting methods available can be found at the transfer agent sponsored website, 1costbasissolution.com.

This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax adviser about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the SAI.

Financial Highlights

Because the Fund is newly formed, there is no financial or performance information for the Fund included in this Prospectus. You may request this information, when it becomes available, at no charge by calling [ ] or visiting the Fund's website at [homesteadfunds.com].

Account Transactions

Investing Directly with Homestead Funds

You pay no commissions when you buy, sell or exchange shares directly with Homestead Funds.

The following instructions apply to individual and joint non-retirement accounts and IRAs. If you are a participant in an employer-sponsored 401(k) or 457 deferred compensation plan, ask your plan administrator for transaction instructions. If you have a corporate, trust or custodial account, we may need additional information before we can process your transactions. Please call us for any special instructions.

Who May Buy Shares

Homestead Funds' shares currently are offered for sale in all 50 states, the District of Columbia and all U.S. territories to U.S. residents. If you are a U.S. resident who opens an account while living in any of the aforementioned places, and then move to another place where shares of Homestead Funds are not offered for sale, subject to certain restrictions, you may continue to purchase shares for your account and open new Homestead Funds accounts so long as your funds are drawn from a U.S. bank.

Anti-money Laundering Program

The USA PATRIOT Act requires mutual funds, such as Homestead Funds, to establish compliance programs that are reasonably designed to prevent the mutual fund from being used for money laundering or the financing of terrorist activities. As part of Homestead Funds' anti-money laundering program and in accordance with the USA PATRIOT Act, we will take steps to confirm your identity when we receive your account application. We may ask you to provide documents to establish your identity, such as your Social Security card or your driver's license. You must provide us with your name, a physical address of residence in the United States (not a P.O. Box), a valid Social Security or Taxpayer Identification Number ("TIN"), and your date of birth.

When you open an account for an entity, we will ask you for the name of the entity, its principal place of business and TIN. We may ask you to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security Number. We also may ask you to provide documents such as a corporate resolution, trust instruments or partnership agreements and other information that will help us identify the entity.

As discussed above, foreign investors may not purchase Homestead Funds.

If we cannot verify your identity or if we determine that you are not a valid U.S. resident, your account may be restricted or closed using the current day's share price. As discussed below under "Acceptable Forms of Payment," we cannot accept any forms of payment where the investor is not clearly identified.

How to Open an Account

You may open an account with Homestead Funds by mail or online, or through a financial intermediary, as described in the "Investing Through a Financial Intermediary" section.

By Mail

Send a completed account application and, if applicable, an initial investment check, as described below to: Homestead Funds

P.O. Box 219486

Kansas City, MO 64121-9486

Online

Go to homesteadfunds.com and click on "Open a New Account". Follow the instructions online. Please be aware that this option is not available for all account types.

How to Buy Shares

You may buy shares by mail, phone, online, through an automatic investment plan or a financial intermediary, as described in the "Investing Through a Financial Intermediary" section.

You may send your investment in the form of a personal check or a business check (if investing in an account registered to that business entity) made payable directly to "Homestead Funds" or by Fedwire or Automated Clearing House ("ACH") transfer. All funds must be drawn from an account held at a U.S. financial institution. If you authorize your bank to send us a Fedwire, money is immediately transferred from your bank account and will typically be deposited in your Fund account on that or the next business day. An ACH transfer usually takes two to three business days. See "Acceptable Forms of Payment" for more information on payment methods. If you choose payroll deduction to fund your account, we will mail you payroll deduction instructions after you open your account.

Initial Investment

For non-retirement accounts, there is a $500 minimum initial investment. For IRA accounts, there is a $200 minimum initial investment. Minimum investment amounts are waived for shareholders who elect to participate in an Automatic Investment Plan. For further information on setting up an Automatic Investment Plan, see "Subsequent Investment" below.

By Mail

Send a completed account application and, if applicable, a personal or business check (if investing in an account registered to that business entity) payable to "Homestead Funds" to:

Homestead Funds

P.O. Box 219486

Kansas City, MO 64121-9486

Online

Go to homesteadfunds.com and click on "Open a New Account". Follow the instructions online. Please be aware that this option is not available for all account types.

Subsequent Investment

No minimum investment amount.

By Mail

Send a personal or business check (if investing in an account registered to that business entity) payable to "Homestead Funds" to: Homestead Funds

P.O. Box 219486

Kansas City, MO 64121-9486

Be sure to write your account number on the check and tell us which Funds you are investing in or use our Deposit Form available at homesteadfunds.com.

By Phone

Call us at 800.258.3030 to purchase shares by ACH or for instructions to purchase shares by Fedwire. In order to purchase shares by phone, your account information must include valid bank instructions and you must have elected to have telephone transaction privileges.

Online

Log on to your account at homesteadfunds.com. Online purchases are made by ACH transfer. In order to purchase shares online, your account information must include valid bank instructions and you must have elected to have telephone transaction privileges. This service is not available for all account types.

Through an Automatic Investment Plan

You may choose to contribute funds to your account at regular intervals by participating in an Automatic Investment Plan. For new accounts, complete the "Automatic Investment Plan" section on the account application, or you may add this option online during the account opening process. For existing accounts, log into your account online and follow the instructions to add an Automatic Investment Plan, or use the "Automatic Transaction Signup Form". In order to participate in an Automatic Investment Plan, your account information must include valid bank instructions.

How to Exchange Shares

An exchange is a redemption and subsequent purchase. For non-IRA investors, it is generally a taxable event.

By Mail

Send a letter of instruction to:

Homestead Funds

P.O. Box 219486

Kansas City, MO 64121-9486

Include the names of the Homestead Funds you're exchanging from and to and the account numbers. Tell us the dollar amount, percentage of account or number of shares you wish to exchange. If you are exchanging shares between accounts registered in the names of different persons or different groups of persons, your signature may need to be guaranteed. See "Fund Pricing, Policies and Fees" for more information.

By Phone

Call us at 800.258.3030. You must have telephone exchange privileges. Telephone exchanges can be made only between identically-registered accounts.

Online

Log on to your account at homesteadfunds.com. To use this service, you must have telephone exchange privileges. Online exchanges can be made only between identically-registered accounts. This service is not available for all account types.

How to Sell Shares

You may sell shares by mail, phone, online or by check, or through a financial intermediary, as described in the "Investing Through a Financial Intermediary" section.

The Fund typically seeks to send out redemption proceeds on the next business day after the redemption request is received in good order. Redemption proceeds can be sent by check to the account address of record or deposited directly in your bank account. If requesting redemption proceeds by check, you can generally expect to receive the proceeds in seven to ten days. If redemption proceeds will be deposited directly to your bank account, you can expect to receive the proceeds the next business day for Fedwire and in two to three days for ACH. It is possible that payment of redemption proceeds may take up to seven days. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. We charge a nominal fee of $10.00 to send a Fedwire or $13.00 to have redemption proceeds sent by overnight mail, and no fee to send an ACH transfer. You will not receive interest on uncashed redemption checks.

RE Advisers expects to use a variety of resources to honor requests to redeem shares of the Fund, including available cash; short- term investments; interest, dividend income and other monies earned on portfolio investments; the proceeds from the sale or maturity of portfolio holdings; and various other techniques, including, without limitation, repurchase agreements. Although the Fund has no current intention to do so, in the future the Fund may also use other techniques such as the use of lines of credit or other forms of borrowing to manage their liquidity needs.

To the extent consistent with applicable laws and regulations, a variety of other measures, such as redemptions in kind (i.e., payment in portfolio securities rather than cash), may also be used to honor redemptions. In kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund's net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Any in kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund's net asset value. RE Advisers does not expect to honor redemption requests in kind regularly, but reserves the right to do so. Once distributed in kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in kind redemption will be borne by the redeeming investor. For information regarding procedures for in kind redemptions, please contact invest@homesteadfunds.com.

RE Advisers expects to use the resources and measures discussed above, amongst others, to meet redemption requests in regular and stressed market conditions.

By Mail

Send a letter of instruction to:

Homestead Funds

P.O. Box 219486

Kansas City, MO 64121-9486

Include the name of the Fund and the account number. Tell us the dollar amount, percentage of your account or number of shares you wish to sell. For IRA accounts also indicate your date of birth and the portion of your redemption amount to be withheld for payment of federal income tax. If no amount is elected, we will automatically withhold 10% (excluding Roth IRA accounts).

State income tax also may be withheld. See "FUND DETAILS—Additional Tax Information" for more details. If you are under age 59 ½ and are redeeming from an IRA, please include a statement that you are aware the IRS may assess a penalty for premature distribution.

A signature guarantee is required if you are redeeming more than $50,000 in one day from the Fund in any one account excluding tax withholding. Accounts registered to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment Corporation, and cooperative benefit plan accounts registered to NRECA member systems are exempt from this requirement. There are other special cases in which a signature guarantee may be required. See "Fund Pricing, Policies and Fees."

By Phone

Call us at 800.258.3030. You must have telephone redemption privileges. To have proceeds sent by Fedwire or ACH transfer, you must also have current bank information on file with us. For shares of the Fund in any one account, redemptions are limited to $50,000 or less, excluding tax withholding, per day.

Online

Log on to your account at homesteadfunds.com. To use this service, you must have telephone redemption privileges. To have proceeds sent by ACH transfer, you must also have current bank information on file with us. For shares of the Fund in any one account, redemptions are limited to $50,000 or less, excluding tax withholding, per day. This service is not available for all account types.

By Check

Daily Income Fund shareholders, including IRA investors age 59 ½ or older, may also write checks against their account. See "Checkwriting" for more information.

Acceptable Forms of Payment

Personal and Business Checks

Checks must be written in U.S. dollars, made payable directly to "Homestead Funds" and drawn on accounts held at U.S. financial institutions. Checks must have pre-printed name and address information. To protect the Fund from fraud, we do not accept third party checks, bank account starter checks or credit card convenience checks. As part of Homestead's anti-money laundering program, we also do not accept certain other forms of payment where the investor is not clearly identified. These include cash or cash equivalents such as money orders, traveler's checks and bearer bonds.

Fedwires and ACH Transfers

Money must be sent in U.S. dollars from accounts held at U.S. financial institutions. For ACH transfers and Fedwires, bank account information must be on file with us. Typically, shareholders provide this when they complete an account application. Please contact us for instructions on doing a Fedwire purchase.

Homestead Funds and its distributor, RE Investment Corporation, reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. If your purchase is canceled due to nonpayment or because your check does not clear (and, therefore, we are required to redeem your account), you will be responsible for any loss the Fund incurs.

Determination of "Good Order"

Determination of "Good Order"—Purchases

Purchases are not binding on Homestead Funds or its distributor and are not available for investment until they are received by the transfer agent in good order. To be considered in "good order" your transaction request must include all information required for processing. Please call 800.258.3030 to ensure you understand your transaction's specific requirements.

Determination of "Good Order"—Other Transactions

For exchanges and redemptions, a request must include, among other things, the exact name in which the shares are registered, the account number, the number of shares, the dollar amount of shares or a percentage of shares to be redeemed or exchanged, and, for written requests, a signature matching the account registration, together with any other materials or information required by the Fund, the Fund's transfer agent or any other agents duly appointed for that purpose.

How We Handle Incomplete Instructions

If your instructions to buy, sell or exchange shares are not complete, we will try to contact you. If we don't receive further instructions within a reasonable period of time, we will send a letter of explanation and return any checks.

Clearing Period for Purchases

If you instruct us to redeem shares recently purchased by personal or business check or ACH Transfer, your redemption payment will be held until your purchase has cleared. This usually takes no more than 10 days from our receipt of the purchase. Your transaction will be priced on the day the transfer agent receives your redemption request in "good order."

Investing Through a Financial Intermediary

You may be able to purchase and sell shares of Homestead Funds through a financial intermediary. Financial intermediaries include broker-dealers, banks, financial institutions and their financial professionals. Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include, without limitation:

•minimum investment requirements

•exchange policies

•Fund choices

•cutoff time for investments

•trading restrictions

In addition, your financial intermediary may charge a commission for your investment or charge you a transaction fee for the purchase, sale or exchange of Fund shares. Those commissions or charges are retained by the financial intermediary and are not shared with Homestead Funds, RE Advisers or the Fund's distributor, RE Investment Corporation. Copies of the Fund's annual report, semi-annual report, when available, prospectus, SAI and any proxy solicitation materials are available from your financial intermediary.

Contact your financial intermediary for a complete description of its fees, policies and procedures.

Homestead Funds and its distributor, RE Investment Corporation, have authorized certain financial intermediaries to accept orders on the Fund's behalf. In such cases, orders must be received in good order and accepted by the financial intermediary on the Fund's behalf before the time the net asset value of the Fund is determined in order to receive that day's share price. If those orders are transmitted to Homestead Funds and paid for in accordance with the agreement with the financial intermediary, they will be priced at the net asset value next determined after the orders are received in the form required by the financial intermediary.

Managing Your Account

Important Addresses and Phone Numbers

Send transaction instructions and account inquiries to:

Regular Mail

Homestead Funds

P.O. Box 219486

Kansas City, MO 64121-9486

Overnight Mail Homestead Funds

330 W. 9th Street, 1st Floor Kansas City, MO 64105-1514 Attention: Shareholder Services

Send requests for general Fund information and sales literature to: Homestead Funds

4301 Wilson Boulevard, INV8-305 Arlington, VA 22203 Attention: Investments Division

To reach a Homestead Funds client service associate by phone, call: 800.258.3030

Shareholders are responsible for confirming receipt. Please call to confirm. We do not accept transaction requests sent by fax. Homestead Funds' website can be found at homesteadfunds.com.

24-hour, Automated Telephone Service

To hear a recording of the Fund's most recent net asset values or to get account information, call 800.258.3030. Information is available 24 hours a day, seven days a week.

Days and Hours of Operation

You may buy, sell (redeem) or exchange shares on any business day, normally any day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays.

Client service associates are available on business days from 8:30 a.m. to 5:00 p.m., ET. If you've established telephone privileges, representatives can take your instructions to buy, sell or exchange shares over the phone. This service is not available for all account types. Please call to confirm. Transactions must be made before 4:00 p.m. ET to be priced at the Fund's closing price on that business day.

Account Statements

Confirmation We send a confirmation statement when you open an account, buy or sell shares, or perform account maintenance. Confirmations show the date of the transaction, number of shares involved and share price. Confirmations are not sent for transactions made as part of an automatic investment, exchange or redemption plan.

Account Statement We send quarterly account statements. Your fourth-quarter statement lists activity for the entire year. Retain this document to assist you in preparing your tax return. In order to reduce the number of mailings we send, we combine all account activity related to the same primary Social Security Number onto one statement.

Statement Requests If you misplace documents needed for tax preparation or other purposes, we can send copies. Please allow three weeks for delivery. Homestead Funds' transfer agent may charge a fee to provide copies of account statements or research for years prior to 2004. We may not be able to produce statements or transcripts for years prior to 2000.

Fund Reports

Reports include a summary of the financial markets, an explanation of Fund strategy, performance, portfolio holdings and financial statements. The semi-annual report will cover the six-month period ending June 30; the annual report will cover the 12- month period ending December 31.

The Fund reduces the number of duplicate prospectuses and annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call Homestead Funds at 800.258.3030 if you need additional copies of financial reports or prospectuses or if you do not want the mailing of these documents to be combined with those for other accounts at the same address.

Electronic Document Delivery

Shareholders can choose to receive some communications, including Fund reports, the prospectus and quarterly account statements, electronically instead of receiving hardcopy mailings of these documents. Electronic document delivery helps keep Fund expenses down by reducing printing and postage costs, and it is faster than postal delivery. Sign up for electronic document delivery online at homesteadfunds.com.

Original and Legal Documents

Due to privacy concerns, DST, Homestead Funds' transfer agent generally does not return original and legal documents to you unless requested. A fee may apply for any such returned documents.

Telephone/Online Transaction Privileges

If you elect telephone transaction privileges, we can take your instructions to buy, exchange or sell shares over the phone (call 800.258.3030) or online (at homesteadfunds.com). See "Account Transactions" for transaction instructions.

How to Authorize Use the Account Application to authorize telephone and online transaction privileges. If you did not authorize these options when you established your account, you can add them later by completing an Account Services Form.

Daily Redemption Limit Redemptions made by phone or online are limited to $50,000 or less, excluding tax withholding, per day from shares of the Fund in any one account. For redemptions of more than $50,000 in one day excluding tax withholding, a signature guarantee is required. See "Signature Authentication" below for more information.

Busy Periods We strive to answer calls promptly at all times. However, during periods of exceptionally high market volatility, you may have trouble reaching a client service associate by phone. If this occurs, please consider making transactions online or by sending your transaction instructions by overnight mail. See "Account Transactions" for more information.

Safeguards and Limits to Liability Homestead Funds and DST, our transfer agent, have established procedures designed to protect you and the Fund from loss. We will take reasonable steps to confirm your identity before accepting your instructions, we will tape record your instructions and we will send a statement confirming your transaction. In light of these procedures, Homestead Funds will not be liable for following instructions we or our transfer agent reasonably believe to be genuine.

Automatic Investment/Exchange/Redemption Plans

To participate in any of these programs, complete an Automatic Transactions Sign-Up Form.

Automatic Investment (By ACH Transfer) You can invest automatically by having a set amount of money moved from your bank account to your Homestead Funds account. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank before establishing this service.

Automatic Investment (By Payroll Deduction) You can invest automatically by having money deducted from your paycheck, Social Security or other federal government check and directed to your Homestead Funds account. You determine the amount to invest. Money is invested when received from the sender, which usually is one or two business days after your paycheck is issued but will vary according to the transfer method. Check with your employer to be sure that they are able to accommodate payroll deduction plans before you establish this service.

Automatic Exchange You can exchange shares of your Homestead Funds accounts automatically. You may elect an exchange frequency of either monthly, quarterly, semi-annually or annually.

Automatic Redemption You can redeem shares of your Homestead Funds accounts automatically and have the proceeds transferred to your bank account. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank or financial intermediary before establishing this service.

For IRAs If making automatic investments to an IRA, be sure your investments do not exceed your total annual IRA contribution limit. In most cases, in order to make automatic withdrawals from an IRA, you must be age 59½ or older. Please contact us if you have special circumstances.

Types of Accounts

Account applications are available online at homesteadfunds.com or call us at 800.258.3030.

Regular Accounts You may establish any of the following non-retirement account types: individual, joint, custodial (for UGMA/UTMA accounts), trust, corporate, partnership or other entity.

Retirement Accounts You may open a Traditional or Roth IRA in any Homestead Fund. To request an IRA application, call 800.258.3030 or go to homesteadfunds.com.

Coverdell Education Savings Accounts You may open an Education Savings Account (previously called an Education IRA) in any Homestead Fund.

Employer-Sponsored Plans Your employer may offer Homestead Funds as investment options available to participants in a 401(k) or 457 deferred compensation plans. If your employer's plan does not offer Homestead Funds, ask your plan administrator to call us at 800.258.3030.

Uncashed Check Policy

If a check remains uncashed on your account for more than 90 days we will send you a letter. If your check remains uncashed for more than 180 days, Homestead Funds will stop payment on the check and reinvest any amounts from dividends, capital gains, or distribution proceeds which you have chosen to receive by check into the same Fund and account number it was distributed from at the NAV (net asset value) on the day of the reinvestment. No interest will accrue on amounts represented by uncashed checks. When reinvested, those amounts are subject to the risk of loss like any Fund investments. Exceptions: we will not automatically reinvest uncashed checks that are outstanding on closed accounts, IRA accounts, and education savings accounts (ESA). For exempted accounts, checks that remain uncashed will eventually be sent to your state as abandoned property based upon your state's escheatment laws and timeframes.

If any check remains uncashed for more than 180 days, your future dividends and capital gains distribution elections will be changed automatically to be reinvested in the Fund. In addition, your participation in an automatic withdrawal plan (AWP) will be terminated if a check resulting from the AWP remains uncashed for more than 180 days. Exceptions: we will not automatically change future dividends and capital gains distribution elections and stop AWP's on accounts that may be subject to required minimum distributions (RMDs) such as Inherited IRA accounts for shareholders of all ages and Traditional IRA accounts for shareholders that are 70½ or older.

Escheatment

Under certain circumstances specified by state law, Homestead Funds may be required to transfer your account assets to your state as abandoned property. This process is known as escheatment. If your assets are escheated you will need to contact your state treasurer's office for information on how to claim your assets. The three circumstances that generally can trigger escheatment are listed below.

State Inactivity Many states have "inactivity clauses" for financial account inactivity in which we are required to transfer your account assets to your state if you have not contacted us within a specified number of years. Generally, contact is defined as you calling to speak with us directly, requesting a financial or non-financial transaction online or over the phone, or logging into your account online. Systematic transactions do not count as contact. Currently IRA accounts for shareholders younger than age 70½ are exempt from the state inactivity escheatment process. State inactivity regulations do change frequently. Check your state's escheatment guidelines for the most current information. Please establish contact with Homestead Funds in one of the ways noted above at least once a year. Call 800.258.3030 or log into your account at homesteadfunds.com. Please be aware that in order to track contact by phone, we will need to obtain identifiable information from you when you call us to access your account. Individual states may have different requirements for contact and change their requirements periodically. Check with your state of residence for specifics.

Returned Mail If we receive any returned mail that we mailed to your address that we have on file, we will place a stop mail and stop purchase on your account and remove any systematic purchase agreements until you update your address with Homestead Funds. If a stop mail remains on your account for a specified amount of time based upon your state's escheatment laws, we will be required to transfer your account assets to your state of residence.

Uncashed Checks If the check remains uncashed on a closed account, IRA, or ESA account, the check amount will eventually be sent to your state as abandoned property based upon your state's escheatment laws and timeframes.

UGMA/UTMA Age of Custodial Termination Policy

When the minor of a UGMA/UTMA account has reached the age of majority for custodial termination in the state of establishment (as listed in the account registration), financial transactions will not be permitted until the custodian has been removed from the account. The custodian may be removed by instructions received in good order from either the custodian or the former minor. You will be contacted in writing once we restrict financial transactions.

Fund Pricing, Policies and Fees

When Transactions Are Priced

Investments, exchanges and redemptions received in "good order" on business days before 4:00 p.m. ET are priced at the Fund's net asset value as of the market's close on that day. Transactions received at or after 4:00 p.m. ET will be priced at the Fund's net asset value as of the market's close on the next business day. The Fund reserves the right to authorize certain financial intermediaries to accept orders to buy shares on its behalf. When financial intermediaries receive transaction instructions in "good order," the order is considered as being placed with the Fund's transfer agent, and shares will be bought at the next- determined net asset value per share, calculated after the order is received by the financial intermediary. We cannot accommodate requests to process transactions on a specified date.

How Fund Prices Are Determined

The Fund's net asset value per share is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.

When Calculated

The Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (typically 4:00 p.m. ET) ("Valuation Time"). Net asset values per share normally are calculated every day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays.

Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Guidelines for Portfolio Securities Valuation Policies and Procedures ("Valuation Procedures") adopted by the Board. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Fund's approved independent pricing services. Portfolio securities for which market quotations are not readily available are valued at fair value by RE Advisers as determined in good faith in accordance with the Valuation Procedures.

Valuation Methodology

Domestic equity securities and exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which such securities normally trades.

Foreign equity securities that are traded on a foreign exchange are valued at the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated.

Fixed-income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are (1) valued by an independent pricing service based on market prices or broker/dealer quotations or other appropriate measures, or (2) valued at market value generated by RE Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads, monthly payment information or other available market information for securities of similar characteristics. For purposes of the Valuation Procedures, the process described in (3) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.

Registered investment company shares (other than shares of exchange-traded funds and closed-end fund shares that trade on an exchange) are valued at the net asset value determined by the registered investment company after the close of the NYSE or otherwise in accordance with the registered investment company's prospectus. The money market funds that the Funds invest in value their shares using an amortized cost methodology, which seeks to maintain a share price of $1.00.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of RE Advisers, the market value does not constitute a readily available market quotation or does not reflect fair value, or if a significant event has occurred that would impact a security's fair valuation, the security will be priced at fair value by RE Advisers as determined in good faith pursuant to the Valuation Procedures approved by the Fund's Board of Trustees. The determination of a security's fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security were readily available.

Signature Authentication

This section describes Homestead Funds' Medallion Stamp Signature Guarantee and notary policies. If investing through a financial intermediary, these terms do not apply. Please refer instead to the policies established by your financial intermediary.

For some transactions (financial and non-financial), we require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a notary (for non-financial transactions) or a Medallion Stamp Signature Guarantee (for financial transactions). The Medallion Stamp Signature Guarantee can be obtained from any eligible guarantor, including banks, broker/dealers and credit unions. Please check with your guarantor to determine what documentation it requires to provide the Stamp. Documents must be signed by all account owners, and all signatures must be authenticated. Each account owner will need to sign in front of the representative issuing the authentication.

Homestead Funds may require a notary or a Medallion Stamp Signature Guarantee in circumstances other than those referenced below. Please contact us if you have a question as to whether your transaction requires a notary or Medallion Stamp Signature Guarantee.

Accounts registered to or transferred to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment Corporation, are exempt from this requirement.

Non-Financial Transactions

For some types of non-financial transactions, we require your signature to be notarized. Examples include:

•Changing your name.

•Changing or adding to the bank account information we have on file. Exception: In the event that you request a purchase/distribution from/to the bank account on the same day that you send us a change to the bank account information, a Medallion Stamp Signature Guarantee rather than a notarization is required.

•Changing or removing the custodian on an UGMA/UTMA account. The former minor may request the removal of the custodian once the former minor has reached the age of majority for custodial termination.

•Changing or removing the responsible individual on an Education Savings Account or minor IRA. The former minor may request the removal of the responsible individual once the former minor has reached the age of majority in the state of residency.

Financial Transactions

Medallion Stamp Signature Guarantees are required for some types of financial transactions, as noted below. We will not accept a guarantee from a notary in lieu of a Medallion Stamp.

Examples include when you:

•Send written instructions to redeem amounts of more than $50,000 in one day from shares of the Fund in any one account, excluding tax withholding.

•Instruct us to send redemption proceeds or Fund distributions to an address other than your address of record or to a bank account other than your bank account of record.

•Instruct us to make a redemption check payable to someone other than the account owner of record.

•Request a redemption with proceeds to be sent by check within 30 days of having made an address change.

•Instruct us to change your address and in the same letter of instruction request a redemption with proceeds to be sent by check to the new address.

•Instruct us to add or change bank account information and request a redemption to the new bank account information on the same day.

•Instruct us to exchange shares between differently registered accounts, except for the following types of exchanges:

–Distribution from an IRA account exchanged to another eligible account registered to the same Social Security Number.

–Distribution from an IRA account exchanged to a joint account that includes the IRA owner within the registration.

–Redemptions from regular individual or joint accounts exchanged to IRA accounts (Traditional or Roth) when the same Social Security Number is on file.

•Instruct us to transfer fiduciary assets from Homestead Funds to another custodian if the amount to be transferred is more than $250,000. We do not require a signature guarantee if transferring assets to Homestead Funds; however, the releasing custodian may require one.

•Change your account registration (for example, from a jointly registered account to an individually registered account).

•Ask us to transfer non-retirement account assets directly to another institution or individual (for example, if you are giving a gift of shares).

Medallion Stamp Signature Guarantees: When Needed for Cooperative Benefit Plan Accounts Registered to NRECA Member Systems

A Medallion Stamp Signature Guarantee is required when you:

•Instruct us to send redemption proceeds or Fund distributions to an address other than the address of record or to a bank account other than the bank account of record (unless sending to NRECA).

•Request a redemption with proceeds to be sent by check within 30 days of having made an address change.

•Request a transfer of assets over $250,000 to another institution.

Minimum Account Size

This section describes Homestead Funds' minimum account requirements. If investing through a financial intermediary, these terms do not apply. Please refer instead to the policies established by your financial intermediary.

Due to the relatively high cost of maintaining small accounts, Homestead Funds reserves the right to close your account if the value of the account falls below $500 ($200 for IRA and ESA accounts) as the result of redemptions, or if you elect to participate in the automatic investment plan and stop making investments before the account reaches this minimum amount. Before closing your account, we will notify you in writing and give you 60 days to bring your account balance to at least the minimum required amount.

Market Timing Policies and Procedures

Frequent trading of Fund shares may result from an effort by a shareholder to engage in "market timing" and may increase the Fund's administrative expenses. It also may interfere with efficient Fund management and increase the costs associated with trading securities held in the Fund's portfolio. Under certain circumstances, frequent trading also may dilute the returns earned by the Fund's other shareholders.

The Fund does not impose any restrictions on the frequency of purchases and redemptions; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund's investment strategy, or whether they would cause the Fund to experience increased transaction costs.

IRA and Education Savings Account Annual Maintenance Fee

The custodian of your Homestead Funds' IRA and Education Savings Accounts ("ESAs") charges a nominal account maintenance fee. The charge automatically is deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. If you choose to pay your annual maintenance fee with a check and we receive it after the date fees are automatically deducted, we will apply it to the following year.

A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee; but only one fee would be collected for each account, regardless of the number of Homestead Funds held in each account.

Performance Information of Certain Other Accounts

The Fund has recently commenced operations and does not yet have a calendar year of investment performance. The following table sets forth historical composite performance information for all the fully discretionary accounts managed by RE Advisers that have investment objectives, policies, strategies, and risks that are substantially similar to those of the Fund (the "Composite"). The Fund's portfolio management team is the same team that is responsible for managing the accounts that constitute the Composite. (The membership of the team may change over time, and these changes may affect the performance of these accounts.) The inception date of the Composite is 01/01/2008.

The table below shows the asset weighted average annual total returns for the Composite as of 12/31/2018 in the first two rows (in the second row, restated to reflect deduction of Net Expenses for shares of the Fund as shown in the Prospectus (0.80%)). In the third row, the table below shows annualized returns for the Bloomberg Barclays U.S. Aggregate Index.

Composite performance does not reflect reinvestment of dividend and capital gain distributions. The investment results of the Composite presented below are unaudited. In addition, none of the accounts comprising the Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended (the "1940 Act"), and the Internal Revenue Code of 1986, as amended (the "Code"). Consequently, the performance results for the Composite could have been adversely affected if all of the accounts included in the Composite had been regulated as investment companies under the federal securities laws. RE Advisers has calculated returns for the Composite based on Global Investment Performance Standards (GIPS), not in the manner required for mutual funds by the SEC.

The performance shown below is provided solely to illustrate RE Adviser's performance in managing the Composite, is not the performance of the Fund, and is not indicative of the Fund's future performance.

	Year-to-Date	1 year	3 year	5 year	10 year
Strategy gross of fees	1.75%	1.75%	2.79%	2.54%	4.79%
Strategy net of proposed fee	0.95%	0.95%	1.99%	1.74%	3.99%
(0.80%)
Bloomberg Barclays U.S.	0.01%	0.01%	2.06%	2.52%	3.48%

Aggregate Index

Differential	0.94%	0.94%	-0.07%	-0.78%	0.51%

Homestead Privacy Policy

Revised []

This privacy notice applies to the treatment of customer's personal information collected and processed by or on behalf of the Homestead Funds.

FACTS	What Does Homestead Funds Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• income
• account balances
• transaction history
• investment experience
• risk tolerance

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Homestead Funds chooses to share; and
whether you can limit this sharing.

Does
	Homestead	Can you limit
Reasons we can share your personal information	Funds	this
	share?	sharing?
For our everyday business purposes—such as to process your transactions, maintain your
account(s), respond to court orders and legal investigations or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	No

For our affiliates' everyday business purposes—information about your transactions and
experiences	Yes	No

For our affiliates' everyday business purposes—information about your creditworthiness	No	No

For our affiliates to market to you—such as to make you aware of products you may be interested

in.	Yes	Yes

For nonaffiliates to market to you	No	No

Sale of all or part of our business or any of our funds	Yes	No

As required by law	Yes	No

To limit our sharing

Call 800.258.3030—our menu will prompt you through your choice(s). Representatives are available on weekdays from 8:30 a.m. to 5:00 p.m. ET.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at anytime to limit our sharing.

Questions?

Call 800.258.3030 or go to homesteadfunds.com

Who we are

Who is providing this notice?	Homestead Funds Trust
What we do

How does Homestead Funds	To protect your personal information from unauthorized access and use, we use certain measures
protect my personal	that are designed to mitigate the risk of unauthorized access or use. These measures include
information?	computer safeguards and secured files and buildings, as well as confidentiality agreements with companies we hire to help us provide services to you. No security is foolproof, and we ask you to notify us as soon as possible if you believe your account, username or password have been lost, stolen or misused.
How does Homestead Funds	We collect your personal information, for example, when you
collect my personal	• open an account
information?

• buy securities from us
• give us your income information
• provide account information
• give us your contact information
We do not collect personal information from others.
Why can't I limit all sharing?	Federal law gives you the right to limit only

•sharing for affiliates' everyday business purposes – information about your creditworthiness

•affiliates from using information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit Your choices will apply to everyone on your account. sharing for an account I hold jointly with someone else?

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates include financial companies and nonfinancial companies, such as:
• RE Advisers Corporation
• RE Investment Corporation
• National Rural Electric Cooperative Association
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
The nonaffiliates we share with can include the Funds' custodian and transfer agent.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Homestead Funds Trust . doesn't jointly market.

For More Information

The SAI provides more detailed information about the Fund, and is incorporated by reference into this prospectus.

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI is available, and the Fund's annual and semi-annual reports will be available, without charge, upon request. To request these documents, to ask general questions about the Fund or to make shareholder inquiries, call 800.258.3030. The Fund's SAI is available, and annual and semi-annual reports will be available online, free of charge, at homesteadfunds.com. The Fund's SAI and annual and semi-annual reports may also be available from financial intermediaries through which shares of the Fund may be purchased or sold.

Reports and other information about the Fund also is available in the EDGAR Database on the SEC's website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Electronic Document Delivery

Shareholders can choose to receive some communications, including the annual and semi-annual reports, the prospectus and quarterly account statements, electronically instead of receiving hardcopy mailings of these documents. Electronic document delivery helps keep Fund expenses down by reducing printing and postage costs and it is faster than postal delivery. Sign up for electronic document delivery online at homesteadfunds.com.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators ("URLs"), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

Investment Company Act File No. 811-23429

Subject to Completion dated March 1, 2019

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard Arlington, VA 22203

Intermediate Bond Fund ([])

Statement Of Additional Information

[April 15, 2019]

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for Homestead Funds Trust (“the Trust”) dated [], as supplemented from time to time, which may be obtained by contacting the Trust at 800.258.3030 or downloaded from the website at homesteadfunds.com. The Trust’s most recent annual report (when available) may be obtained by calling the toll free number above or visiting the website.

Table of Contents
Page
General Information and History1
Investment Restrictions1
Description of Certain Investments and Strategies3
Trustees and Management of THE TRUST30
Code of Ethics38
Proxy Voting Policies and Procedures38
Principal Holders of Securities39
Management Ownership39
Investment Management and Other Services39
Portfolio Managers42
Custodian and Transfer Agent43
Brokerage Allocation and Other Practices44
Purchase and Redemption of Fund Shares Being Offered47
Determination of Net Asset Value47
Distribution of Shares49
Disclosure of Portfolio Holdings49
Taxes51
Corporate Matters61
Principal Underwriter62
Independent Registered Public Accounting Firm63
Legal Matters63
Appendix A64
Appendix B65

General Information and History

Homestead Funds Trust (the “Trust”) is a Massachusetts business trust organized on February 15, 2019, and registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act” or “Investment Company Act”), as an open-end management investment company, commonly known as a “mutual fund.”

The Trust currently consists of one portfolio, the Intermediate Bond Fund, which represents a separate series of the Trust and is diversified for purposes of the 1940 Act. Throughout this SAI, the portfolio is referred to as the “Fund”.

The Fund is advised and managed by RE Advisers Corporation (“RE Advisers”), which is responsible for the Fund’s day-to-day operations and the investment of the Fund’s assets. RE Advisers is an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), a not-for-profit membership organization whose members provide electric light and power and other services to approximately 42 million people in 47 states.

Investment Restrictions

Fundamental Investment Restrictions

The investment restrictions described below have been adopted as fundamental investment policies of the Fund, with certain exceptions noted below. Such fundamental investment policies may be changed only with the vote of a “majority of the outstanding voting securities” of the Fund. As used in the prospectus and in this SAI, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of the Fund present at a meeting where the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The Fund may not:

(1) Concentrate its investments in any particular industry (excluding U.S. Government or any of its agencies or instrumentalities), but if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of its total assets may be invested in any one industry, except that the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in mortgage-related assets and asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers, and other investments that RE Advisers considers to have the same primary economic characteristics.

(2) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(3) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(4) Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in selling portfolio securities and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

(5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

(6) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

The Fund, pursuant to Section 5(b)(1) of the 1940 Act, may not:

(7) With respect to 75% of the Fund’s total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

All percentage limitations on investments will apply only at the time of making an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment, unless otherwise indicated. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement. Percentage limitations on borrowing shall apply at borrowing and at all times going forward.

For purposes of applying the terms of the policy in paragraph (1) above, mortgage-related assets means any security, instrument or other asset that is related to U.S. or non U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or by non-U.S. governments or authorities, such as, without limitation, securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including REMICs, which could include resecuritizations of REMICs (“Re-REMICs”), mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Such mortgage loans may include reperforming loans (“RPLs”), which are loans that have previously been delinquent but are current at the time securitized. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.

Names Rule Policy

Pursuant to Rule 35d-1 under the 1940 Act, the Fund has an investment policy, described in the Fund’s prospectus to, under normal circumstances, invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed-income debt securities (a “Name Policy”). The percentage limitation applies at the time of purchase of an investment. The Fund’s Name Policy may be changed by the Board of Trustees of the Trust without shareholder approval. However, to the extent required by SEC regulations, shareholders will be provided with at least sixty (60) days’ notice prior to any change in the Fund’s Name Policy.

Description of Certain Investments and Strategies

This section describes the common types of investments and management practices applicable to the Fund.

The Fund’s Prospectus describes the Fund’s principal investment strategies. The following provides information that supplements the information provided in the Fund’s Prospectus and describes certain types of investments that may be made by the Fund, as well as certain investment strategies that the Fund may use. The Fund may, but will not necessarily, engage in any of the investment practices described below.

Money Market Instruments

The Fund may invest in money market instruments. Money market instruments are high-quality, short-term debt obligations, which include, but are not limited to: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations issued or guaranteed as to principal and interest by the United States or its agencies or its instrumentalities, including Treasury bills, notes and bonds; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Each of these investments is discussed in further detail below. Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer or guarantees of that issuer support such instruments.

Funding Agreements

When the Fund enters into a funding agreement, the Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. Guaranteed Investment Contracts (“GICs”) may be considered illiquid securities and therefore may be subject to any limitations on such investments described elsewhere in this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with fixed-income instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.

Extendible Commercial Notes

Extendible commercial notes (“ECNs”) are similar to commercial paper except that, with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes that have been “packaged” by an intermediary, such as a bank or broker-dealer. Participation interests typically are issued by partnerships or trusts through which the Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as the Fund. Mortgage-backed securities are a common type of participation interest (see “Mortgage Pass-Through Securities” below).

Bank and Savings and Loan Obligations

The Fund may invest in bank and savings and loans obligations. These include bankers’ acceptances and certificates of deposit. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Most bankers’ acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are “accepted” by foreign branches of major U.S. commercial banks. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Certificates of deposits include fixed time deposits, which are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligations. There are typically no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there has historically not been an active secondary market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Fund will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements.

Commercial Paper and Other Short-Term Corporate Debt Instruments

The Fund may purchase commercial paper and other short-term corporate debt instruments. Commercial paper is short-term, debt obligations usually issued by banks, corporations, and other borrowers and often sold on a discount basis in order to finance their current operations. Commercial paper is typically bought by investors to earn returns on a short-term basis, and it is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Non-convertible corporate debt securities with a remaining maturity of less than 13 months are generally liquid (and tend to become more liquid as their maturities lessen) and typically are traded as money market securities.

Repurchase Agreements

The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. The underlying securities generally will consist only of high grade money market instruments.

Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark to market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements that have more than seven days remaining to maturity will be considered illiquid for purposes of the restriction on the Fund’s investment in illiquid and restricted securities.

The Fund will seek to assure that the value of the securities collateralizing all repurchase agreements (reduced by reasonable transaction costs that the Fund would incur in the event of default), will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. Such collateral will be in the actual constructive possession of the Fund’s custodian at all times. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss. The Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by RE Advisers, and only when the economic benefit to the Fund is believed to justify the attendant risks. The Fund has adopted standards by which the adviser will evaluate the counterparty. Such standards are designed to reduce the risk that a counterparty will become involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

The Fund may enter into repurchase agreements only with member banks of the Federal Reserve System, primary dealers in U.S. Government securities, or other broker-dealers having comparable qualifications.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements to the extent permissible under the 1940 Act and within the parameters of the Fund’s investment objective, strategies, policies and restrictions. Reverse repurchase agreements involve sales of portfolio securities by the Fund concurrently with an agreement by the Fund to repurchase the securities at a later date at a fixed price. Under the 1940 Act, reverse repurchase agreements may be viewed as the borrowing of money by the Fund and, therefore, a form of leverage, which may magnify any gains or losses for the Fund. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Fund may be delayed or prevented from recovering the security that it sold.

Debt Securities

The Fund may invest in debt securities, subject to its investment strategy and the restrictions below.

Variable And Floating Rate Securities. The Fund may invest in adjustable, variable and floating rate securities which bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand.

Variable Rate Instruments. Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes.

Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 13 months or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days’ notice.

Floating Rate Instruments. Floating rate instruments (generally corporate notes, bank notes, asset-backed securities and mortgage-backed securities) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted periodically (e.g., daily, monthly, quarterly, semi-annually), usually by a set formula based on the prevailing interest rate in the marketplace, though any upward rate adjustments do not guarantee that a floating rate investment’s market value will not decline. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate (e.g., LIBOR), the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

U.S. Government Securities. The Fund may invest in U.S. Government securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. These include the various types of instruments currently outstanding or which may be offered in the future. The U.S. Government does not guarantee the net asset value (“NAV”) of the Fund’s shares.

The Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

The Fund may invest in obligations issued by the agencies or instrumentalities of the U.S. Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association (“Ginnie Mae” or “GNMA”) and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury; (b) obligations of the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Student Loan Marketing Association, which are supported only by the credit of the instrumentality.

Municipal Securities. The Fund may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities to raise money for public purposes. They include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Municipal securities include municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal and state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.

Municipal securities may include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. For example, general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. The economy of Puerto Rico is closely linked to the U.S. economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. Securities issued by Puerto Rico and its agencies and instrumentalities have been subject to multiple credit downgrades as a result of Puerto Rico's ongoing fiscal challenges and uncertainty about its ability to make full repayment on these obligations. These challenges and uncertainties have been exacerbated by hurricane Maria and the resulting natural disaster in Puerto Rico. Additionally, recent statements by government officials regarding management of the recovery burden may increase price volatility and the risk that Puerto Rican municipal securities held by the Fund will lose value. Even prior to the recent natural disaster, certain issuers of Puerto Rican municipal securities had failed to make payments on obligations when due, and additional missed payments or defaults are likely to occur in the future. In May 2017, Puerto Rico filed in U.S. federal court to commence a debt restructuring process similar to that of a traditional municipal bankruptcy under a new federal law for insolvent U.S. territories, called Promesa. However, Puerto Rico's case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico's debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code. It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rico municipal securities. To the extent the Fund invests in these securities, such developments could adversely impact the Fund's performance.

Unrated, Downgraded and Below Investment Grade Investments. The Fund may invest in unrated, downgraded and below-investment grade instruments within the parameters of the Fund’s investment objective, strategies, policies and restrictions. For purpose of the Fund’s ratings restrictions, if securities are rated by two or more rating agencies, the higher rating is used.

Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund interests. Low rated and unrated low quality debt may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively higher rated or higher quality securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.

Like those of other fixed income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of the Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of the Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s NAV.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which the Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called leveraged buy-out transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell lower-rated securities when the Fund’s adviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, the Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. The Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Fund’s intention to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

Certain securities held by the Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower-rated securities may be subject to certain risks not typically associated with investment grade securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Maturity of Debt Securities. The maturity of debt securities may be considered long (10 or more years), intermediate (3 to 10 years), or short-term (1 to 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Mortgage-Backed and Asset-Backed Debt Securities

The Fund may invest in mortgage-backed and asset-backed securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid, refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

From time to time, the residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) may occur, and a decline in or flattening of housing values may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Residential mortgage loan originators could experience serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements could cause limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the FHA, or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.

FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

FNMA and FHLMC may be dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses. FNMA and FHLMC also receive substantial support from the Federal Reserve, which may cease at any time. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA and FHLMC will continue to exist following the conservatorship or what their respective businesses structures will be during or following the conservatorship.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

The conditions attached to the financial contribution made by the Treasury to FHLMC and FNMA and the issuance of senior preferred stock place significant restrictions on the activities of FHLMC and FNMA. FHLMC and FNMA must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of FHLMC’s and FNMA’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by FHLMC and FNMA provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at FHLMC and Fannie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FHLMC and FNMA, including any such mortgage-backed securities held by the Fund.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage pass-through security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

The Fund may buy mortgage pass-through securities without insurance or guarantees if RE Advisers determines that the securities otherwise meet the Fund’s quality standards.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by GNMA, FHLMC or FNMA certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on asset-backed investments in lower-yielding investments. Asset-backed securities in which the Fund invests may have underlying assets that include, among others, motor vehicle installment sales or installment loan contracts, home equity loans, leases of various types of real, personal and other property (including those relating to aircrafts, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), and receivables from credit card agreements. There is a risk that borrowers may default on their obligations in respect of those underlying obligations. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. Holders also may experience delays in payment or losses on the securities if the full amounts due on underlying sales contracts or receivables are not realized by a trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund. It is possible that many or all asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.

Forward Commitments and Dollar Rolls

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

The Fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the Fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase the Fund’s risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Fund may be adversely affected.

Recently finalized rules of the Financial Industry Regulatory Authority, Inc. (FINRA) would impose mandatory margin requirements for “Covered Agency Transactions,” which include TBA transactions, certain transactions in pass-through mortgage-backed securities or small-business administration-backed asset-backed securities and transactions in collateralized mortgage obligations, in each case where such transactions have delayed contractual settlement dates of a specified period. There are limited exceptions to these margin requirements. Covered Agency Transactions historically have not been required to be collateralized. The collateralization of Covered Agency Transactions is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of such transactions and impose added operational complexity.

Convertible Securities

The Fund may purchase convertible securities. Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) within a particular period of time at a stated exchange ratio. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Before conversion, convertible securities ordinarily provide a stable stream of income, with generally higher yields than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Warrants and Rights

Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances.

Warrants and rights do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant or a right will expire if it is not exercised prior to its expiration date. These factors can make warrants and rights more speculative than other types of investments.

The Fund will limit investment in warrants to no more than 5% of its net assets, valued at the lower of cost or market value, and will further limit investments in unlisted warrants to no more than 2% of net assets.

Equity Securities

The Fund may invest in equity securities to the extent permitted by its investment objective and strategies.

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries, sectors or geographic regions represented in those markets, or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although preferred stock is junior to the debt securities of the issuer. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, although under certain market conditions various fixed-income investments have comparable or greater price volatility.

Illiquid Securities

An illiquid security is a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. The Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. If the Fund determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its net asset value, and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities.

In compliance with the SEC’s new liquidity risk management rule applicable to open-end mutual funds, the Fund recently established a liquidity risk management program. The rule’s impact on the Fund, and on the open-end fund industry in general, is not yet fully known, but the rule could affect the Fund’s performance and its ability to achieve its investment objectives. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in the Fund’s investments.

Restricted Securities

The Fund may, from time to time, invest in restricted securities. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer’s reliance upon certain exemptions from registration under the 1933 Act. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations or difficulty in selling restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices or at all, which may result in a loss or be costly to the Fund. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

When-Issued Securities

The Fund may purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued securities.

Participation Certificates

The Fund may invest in equity-linked securities (called “participation certificates” in this SAI but may be called different names). In a typical transaction, the Fund would buy a participation certificate from a bank or broker-dealer (“counterparty”) that would entitle the Fund to a return measured by the change in value of an identified underlying security. The Fund may also invest in a participation certificate in which a basket of equity securities serves as the underlying reference security for determining the value of the participation certificate. The purchase price of the participation certificate is based on the market price of the underlying security at the time of purchase converted into U.S. dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the participation certificate expires or the Fund exercises the participation certificate and closes its position, the Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs).

The price, performance and liquidity of the participation certificate are all linked directly to the underlying security. The Fund’s ability to redeem or exercise a participation certificate generally is dependent on the liquidity in the local trading market for the security underlying the participation certificate. Participation certificates are typically privately placed securities that have not been registered for sale under the 1933 Act. Pursuant to Rule 144A under the 1933 Act, participation certificates are eligible for purchase or sale to certain qualified institutional buyers.

There are risks associated with participation certificates. The Fund that invests in a participation certificate will bear the full counterparty risk with respect to the issuing counterparty. Counterparty risk in this context is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay the fund the amount owed under the participation certificate. The Fund attempts to mitigate that risk by purchasing only from issuers with investment grade credit ratings. A participation certificate is a general unsecured contractual obligation of the issuing counterparty. The Fund typically has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and is therefore typically unable to exercise any rights with respect to the issuer (including, without limitation, voting rights and fraud or bankruptcy claims). There is also no assurance that there will be a secondary trading market for a participation certificate or that the trading price of a participation certificate will equal the value of the underlying security. Participation certificates also may have a longer settlement period than the underlying shares and during that time the Fund’s assets could not be deployed elsewhere. The issuers of participation certificates may be deemed to be broker-dealers or engaged in the business of underwriting as defined in the 1940 Act. As a result, the Fund’s investment in participation certificates issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act.

For the purposes of determining compliance with the Fund’s limitations on investing in certain markets, regions, securities or industries, the Fund looks through the participation certificate to the issuer of the underlying security. The Fund will consider the country classification of the issuer of the security underlying the participation certificate for the purpose of testing compliance with its investment restrictions.

Investment Companies and Exchange-Traded Funds

The Fund may invest in securities issued by other open-end and closed-end investment management companies to the extent permitted under Section 12(d)(1) of the 1940 Act, including any rules thereunder and any exemptive orders obtained thereunder. The 1940 Act generally requires that the Fund limit its investments in securities of other investment companies, including most exchange-traded funds (“ETFs”), or series thereof so that, as determined at the time a securities purchase is made, (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by companies controlled by the Fund. However, pursuant to the conditions of Rule 12d1-1 of the 1940 Act, these limitations do not apply to the Fund’s acquisition of shares of money market funds that operate in compliance with Rule 2a-7 of the 1940 Act.

Investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees. As a shareholder of another investment company, the Fund would bear, along with other shareholders, a pro rata portion of such expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

The Fund may purchase shares of ETFs to the extent permissible under the 1940 Act and as consistent with the Fund’s investment objective, strategies, policies and restrictions. The Fund may purchase ETF shares to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. Because most ETFs are investment companies, the Fund’s purchases of ETF shares generally are subject to the 3/5/10% limitations described above, unless the ETF has obtained exemptive relief from the SEC to permit other funds to invest in it at higher percentages. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF decrease. In addition, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) shares may have greater volatility due to a lack of liquidity; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Technology Securities

The Fund may invest in equity and fixed-income technology securities, as permitted by their investment guidelines. Technology securities can be subject to abrupt or erratic price movements and have been volatile due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and competition for market share, and the potential for falling profit margins. These companies also face the risks that new services, equipment and technologies will not be accepted by consumers or businesses, or will become rapidly obsolete. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. These factors can affect the profitability of technology companies and, as a result, the value of their securities.

Health Care Securities

The Fund may invest in equity and fixed-income health care securities, as permitted by their investment guidelines. Health care companies are generally subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines as well as an increased emphasis on the delivery of health care through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies can also be subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Financial Sector Risk

Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include real estate investment trusts). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Loans of Portfolio Securities

The Fund may lend portfolio securities to the extent allowed under “Fundamental Investment Restrictions,” above.

The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with the Fund’s adviser. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of its total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Fund for such loans and uninvested cash may be invested, among other things, in a private investment company managed by an affiliate of the Fund’s adviser or in registered money market funds advised by the Fund’s adviser or its affiliates; such investments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Fund for securities loaned out will not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.

Borrowing

The Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests to the extent permitted under the 1940 Act and as allowed by the Fund’s investment objective, strategies, policies and restrictions. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Fund segregates liquid assets in connection with those types of transactions.

Securities of Foreign Issuers

The Fund may invest only in U.S. dollar-denominated securities, as discussed below.

The Fund may invest in securities issued by a foreign issuer or by an issuer with significant revenue or other exposure to foreign markets. There may be less information publicly available about a foreign market, issuer, or security than about U.S. markets or a U.S. issuer or security, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the Fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. In addition, local market holidays or other factors may extend the time for settlement of purchases and sales of the Fund’s investments in securities that trade on foreign markets. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Extended settlement cycles or other delays in settlement may increase the Fund’s liquidity risk and require the Fund to employ alternative methods (e.g., through borrowings) to satisfy redemption requests during periods of large redemption activity in Fund shares.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company. Certain countries may also limit investment by foreign persons to only a specific class of securities that may have less advantageous terms, and such securities may be less liquid than other classes of securities of an issuer.

To the extent the Fund invests a significant portion of its assets in a specific geographic region, countries or group of countries, the Fund will have greater exposure to risks associated with such region, country or group of countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as emerging markets. For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. In addition, the economies of certain developing or emerging market countries may be dependent on a single industry or limited group of industries, which may increase the risks described above and make those countries particularly vulnerable to global economic and market changes.

There may also be limited counterparties available in developing markets, which may increase the Fund’s credit risks. Foreign government regulations may restrict potential counterparties to certain financial institutions that are located in or operating in a particular country. Such counterparties may not possess creditworthiness standards, financial reporting standards, and legal protections similar to counterparties located in developed markets, which can increase the risk associated with the Fund’s investments in such markets.

The values of foreign securities may be adversely affected by changes in currency exchange rates. This may be because the foreign securities are denominated and/or traded in a foreign currency or because the assets or revenues of an issuer are denominated in a currency different from the issuer’s debt or other obligations. For example, the credit quality of issuers who have outstanding debt denominated in the U.S. dollar, and the values of their debt obligations, may be adversely affected if the value of the U.S. dollar strengthens relative to the value of the currency in which the issuer’s assets or revenues are denominated. In addition, the Fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after the Fund’s income has been earned and translated into U.S. dollars (but before payment), the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries and the values of the Fund’s investments in those markets. A foreign government may seek to devalue its currency if it has issued debt in its local currency because any such devaluation reduces the burden on it of repaying its debt obligations. Any devaluation of a currency in which the Fund’s portfolio holdings are denominated will reduce the value of and return on the investment to the Fund when translated into U.S. dollars.

Any partial or complete dissolution of the European Monetary Union (the “EMU”) could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations or other exposure to foreign markets. If the Fund invests in securities issued by foreign issuers, the Fund may be subject to the risks described above even if all of the Fund’s investments are denominated in United States dollars, especially with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in United States dollars or other hard currencies.

U.S. Dollar-Denominated Securities of Foreign Issuers. Subject to the Fund’s investment objective, strategies, policies and restrictions, the Fund may invest in certain types of U.S. dollar-denominated securities of foreign issuers. These investments may include American Depositary Receipts (“ADRs”), which are discussed below. The Fund may purchase U.S. dollar-denominated money market instruments and may purchase longer-term debt securities of foreign issuers (those with approximately two or more year maturities). Such money market instruments and debt securities of foreign issuers may be issued and traded domestically (e.g., Yankee securities), or traded exclusively in foreign markets (e.g., Eurodollar securities).

ADRs, EDRs and GDRs. ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs, EDRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Yankee Securities. Yankee securities include money market instruments and bonds of foreign issuers who customarily register such securities with the SEC and borrow U.S. dollars by underwritings of securities intended for delivery in the U.S. Although the principal trading market for Yankee securities is the United States, foreign buyers can and do participate in the Yankee securities market. Interest on such Yankee bonds is customarily paid on a semi-annual basis. The marketability of these “foreign bonds” in the United States is in many cases better than that for foreign bonds in foreign markets, but is, of course, dependent upon the quality of the issuer.

Eurodollar Securities. Eurodollar securities include money market instruments and bonds underwritten by an international syndicate and sold “at issue” to non-U.S. investors. Such securities are not registered with the SEC or issued domestically and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is in London.

European Union. Continuing uncertainty as to the status of the Euro and the EMU and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union (“EU”) could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. In June 2016, the United Kingdom approved a referendum to leave the EU (known as “Brexit”), creating economic and political uncertainty in its wake. In March 2017, the United Kingdom formally notified the European Council of the United Kingdom’s intention to withdraw from the EU pursuant to Article 50 of the Treaty on European Union. This formal notification began a two-year period of negotiations regarding the terms of the United Kingdom’s exit from the EU, meaning that Brexit is scheduled to occur on or before March 30, 2019 unless an extension is agreed upon. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the United Kingdom, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of the Fund’s investments.

Special Risks Regarding Emerging Markets and Frontier Emerging Markets. Investing in companies domiciled in emerging market and frontier emerging market countries may be subject to potentially higher risks than the risks associated with investments in more developed foreign countries, as described above. These risks include: (i) less social, political and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities or low/non-existent trading volumes; (iii) less scrutiny and regulation by local authorities of exchanges and broker-dealers; (iv) greater government involvement in the economy; (v) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (vi) local governments may limit or entirely restrict repatriation of invested capital, profits and dividends; (vii) capital gains may be subject to local taxation, including on a retroactive basis; (viii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (ix) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (x) bankruptcy judgments may only be permitted to be paid in the local currency; (xi) limited public information regarding the issuer may result in greater difficulty in determining market valuation of the securities; (xii) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer; and (xiii) heightened risk of war, conflicts, and terrorism.

Many emerging market and frontier emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market and frontier emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation and there can be no assurance that such expropriation will not occur in the future.

Many developing countries in which the Fund may invest lack the social, political and economic stability characteristics of the United States. Political instability in these developing countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging market and frontier emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market and frontier emerging market countries are subject to significantly greater risks than currencies of developed countries. Many of these developing countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market and frontier emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market and frontier emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some of these developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, some governments within emerging markets and frontier emerging markets have become overly reliant on international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total gross domestic product. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Frontier emerging markets countries generally have smaller economies or less developed capital markets than traditional emerging markets countries, and, as a result, the risks of investing in frontier emerging market countries are magnified in these countries.

Obligations of Foreign Governments, Supranational Entities and Banks. The Fund may invest in short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by RE Advisers to be of comparable quality to the other obligations in which the Fund may invest. The Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Fund may invest in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Operational and Cybersecurity Risk

The Trust, its service providers, including its adviser, RE Advisers, and subadvisers, as applicable, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Fund, its service providers, counterparties or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, its service providers or other market participants, impacting the ability to conduct the Fund’s operations.

Cyber-attacks, disruptions or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, the Fund’s service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject the Fund’s service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Fund and its service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving the Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests, or securities markets and exchanges.

Temporary Defensive Strategies

At times, the Fund may take temporary defensive positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. RE Advisers then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. In implementing these strategies, the Fund may invest primarily in, among other things, cash or money market instruments (including, money market funds), or any other securities the portfolio manager (s) considers consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, the Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. During such periods, the Fund may not achieve its investment objective.

Portfolio Turnover

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. RE Advisers manages the Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in the Fund’s current income and gains available for distribution to its shareholders. The Fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Fund’s adviser, it is in the best interest of the Fund to do so, for example, because an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders, or losses and could result in a high portfolio turnover rate during a given period.  Debt securities are normally traded on a principal basis, involving a mark-up or mark-down of the price which is an indirect transaction cost, and therefore the Fund incurs transaction costs when trading them. Its costs are incorporated in purchase or sale prices and negatively affect the Fund’s performance.

Trustees and Management of THE TRUST

Trustees and Officers

[To be updated by amendment]

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Fund and to provide oversight of the management and business affairs of the Trust. The Board also elects the officers of the Trust, who are responsible for supervising and administering the Fund’s day-to-day operations.

The Board of Trustees currently also has two trustee-elects serving as advisors to the Board. [  ] have been election by shareholders of the Trust to serve as Trustees of the Trust to become effective upon approval by shareholders of Homestead Funds, Inc., another investment company managed by RE Advisers consisting of eight separate series (the “Corporation” and, together with the Trust, the “Homestead Funds”) of [  ] to serve as directors of the Corporation.

The following tables list the trustees and officers of the Trust, any other position each may hold with the Trust, the principal occupation of each person listed during the past five years, and certain additional information as indicated. Each trustee shall hold office until his successor is elected and qualifies or until his earlier death, resignation, or removal. Each officer elected by the Board shall hold office until his or her successor shall have been chosen and qualified or until his or her resignation or removal.

Independent Trustees

Name, Address and Date of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Director
James F. Perna 4301 Wilson Boulevard Arlington, VA 22203 12/01/47	Trustee; Chairman of the Board; Member of Audit Committee; Member of Compensation Committee	Since inception	Solo Practitioner (attorney) (2008-Present).	9	None.
Douglas W. Johnson 4301 Wilson Boulevard Arlington, VA 22203 06/02/55	Trustee; Chairman of the Audit Committee; Member of Compensation Committee	Since inception	CEO, Blue Ridge (Electric Membership Corporation) (1989-Present).	9	None.
Kenneth R. Meyer 4301 Wilson Boulevard Arlington, VA 22203 08/11/44	Trustee; Chairman of Compensation Committee; Member of Audit Committee	Since inception	Retired (2004-Present).	9	None.
Anthony M. Marinello 4301 Wilson Boulevard Arlington, VA 22203 04/13/46	Trustee; Member of Audit Committee; Member of Compensation Committee	Since inception	Retired (2004-Present).	9	None.
Sheldon C. Petersen 4301 Wilson Boulevard Arlington, VA 22203 02/21/53	Trustee; Member of Audit Committee; Member of Compensation Committee	Since inception	CEO, National Rural Utilities Cooperative Finance Corporation (1995-Present).	9	None.
Mark Rose 4301 Wilson Boulevard Arlington, VA 22203 04/19/53	Trustee; Member of Audit Committee; Member of Compensation Committee	Since inception	Consultant, Public Affairs (self-employed) (2017-Present) CEO and General Manager, Bluebonnet Electric Cooperative (2012-2017).	9	None.
Peter J. Tonetti 4301 Wilson Boulevard Arlington, VA 22203 02/11/53	Trustee; Member of Audit Committee; Member of Compensation Committee	Since inception	Retired (2015-Present); Chief Investment Officer, Hamilton College (2008-2015).	9	None.
[ ]*	Advisor to the Board/Trustee-elect	[ ]	[ ]	[ ]	[ ]
[ ]*	Advisor to the Board/Trustee-elect	[ ]	[ ]	[ ]	[ ]

Fund complex includes Homestead Funds, Inc., another investment company managed by RE Advisers.

*[  ] are expected to become Trustees upon approval by shareholders of the Corporation of [ ] to serve as directors of the Corporation.

Interested Trustee and Officers

Name, Address and Date of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[1] Overseen by Director	Other Directorships Held by Director
Mark D. Santero (1) 4301 Wilson Boulevard Arlington, VA 22203 5/29/61	Trustee; President; Chief Executive Officer	Since inception	RE Advisers Corporation, President, Chief Executive Officer and Director (2018 Present); Chief Executive Officer, The Dreyfus Corporation (2016-2017); Chief Operating Officer, BNY Mellon Investment Management (2014-2016); OppenheimerFunds Distributor, Inc., Managing Director and Head of Private Client and Trust Banking Group (2010-2014)	9	None.
Danielle C. Sieverling 4301 Wilson Boulevard Arlington, VA 22303 02/25/71	Chief Compliance Officer	Since inception

Secretary, RE Advisers (2017-2018); Chief Compliance Officer, RE Advisers (2005-present); Vice President, Chief Risk and Compliance Officer, NRECA (2015-present); Vice President and Chief Compliance Officer, Management Advisory Services, NRECA (2008-2015); Chief Compliance Officer, Chief  Executive Officer, and Director, RE Investment Corporation (2017 present); Director, RE Investment Corporation (2016); Vice President and Director, RE Investment Corporation (2015-2016); Chief Compliance Officer, RE Investment Corporation (2005-2014)

				Not Applicable	Not Applicable
Amy M. DiMauro 4301 Wilson Boulevard Arlington, VA 22203 07/29/71	Treasurer	Since inception

Treasurer and Director, RE Investment Corporation (2006-present); Treasurer and Director, RE Advisers Corporation (2010-present); Senior Director, Finance & Accounting — Mutual Funds, NRECA (2014-present); Director, Finance & Accounting — Mutual Funds, NRECA (2007-2014); Treasurer and Director, Electric Cooperative Life Insurance Co. (2013-present); Treasurer and Director, Cooperating Insurance Services Co. (2013-present)

				Not Applicable	Not Applicable
John (Jack) Delaney 4301 Wilson Boulevard Arlington, VA 22203 12/19/83	Secretary	Since inception	Secretary, RE Advisers (2018-present); Counsel, Securities Compliance, NRECA (2017-Present); Senior Counsel, The Rock Creek Group, LP (2014-2017); Associate Attorney, Ruddy Law Office PLLC (2011-2014)	Not Applicable	Not Applicable
Jennifer (Laurie) Webster 4301 Wilson Boulevard Arlington, VA 22203 12/19/63	Chief Operations Officer	Since inception

President and Director, RE Investment Corporation (2018-present); Chief Operations Officer, RE Investment Corporation (2017-present); Vide President of Operations and Client Services, RE Advisers (2017-present); Chief Operating Officer, Solomon Hess Capital Management (2017-2017); V.P. Investment Operations and Indexing, Calvert Investments (2014-2017); Director Securities Operations, Calvert Investments (2006-2014)

				Not Applicable	Not Applicable

(1) Mr. Santero is a trustee who is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act due to his affiliation with RE Advisers and its affiliates.

LEADERSHIP STRUCTURE OF THE BOARD OF TRUSTEES

The management of the business and affairs of the Fund is overseen by the Board of Trustees. Trustees who are not “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees,” and Trustees who are “interested persons” of the Fund are referred to as “Interested Trustees.” The Board of Trustees consists of ten Trustees, nine of whom are Independent Trustees. One of the Trustees is deemed to be an Interested Trustee. Certain information concerning the Fund’s governance structure and each Trustee is set forth below.

The Board of Trustees has concluded that, based on each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Trustee during his tenure (including the Trustee’s commitment and participation in Board and committee meetings, as well as his current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the Fund, is provided in the table following the “Risk Oversight” section below.

The Board of Trustees believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among other attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with RE Advisers, RE Investment Corporation (“RE Investment”), the Fund’s distributor, and the Fund’s other service providers, counsel and independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.

Board Structure and Oversight Function. The Board of Trustees is responsible for oversight of the Fund. The Fund has engaged RE Advisers to manage the Fund on a day-to-day basis. The Board is responsible for overseeing RE Advisers and the Fund’s other service providers in the operations of the Fund in accordance with the 1940 Act, applicable state and other laws, and the Fund’s articles of incorporation and bylaws. The Board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the Trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. As described below, the Board has established two standing committees – the Audit and Compensation Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each standing committee is composed exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below.

An Independent Trustee serves as Chairman of the Fund’s Board of Trustees. The Chairman’s duties include, without limitation, setting the agenda for each Board meeting in cooperation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board’s leadership by an Independent Trustee is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and RE Advisers, RE Investment and the other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with RE Advisers, RE Investment or other service providers (depending on the nature of the risk). The Board has charged RE Advisers with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the Fund; (ii) implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances may occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above. Not all risks that may affect the Fund can be identified or processes and controls may not be able to be developed to eliminate or mitigate their occurrence or effects, and some are simply beyond any control of the Fund, RE Advisers, RE Investment or other service providers.

Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. The Fund’s investment management and business affairs are carried out by or through RE Advisers, RE Investment and other service providers. Each of these persons has an independent interest in risk management, but the policies and the methods by which one or more risk management functions are carried out may differ in terms of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees regularly receive reports from, among others, the Fund’s officers, including the Chief Compliance Officer, its independent registered public accounting firm and Fund counsel, as appropriate, regarding risks faced by the Fund, RE Advisers and RE Investment.

COMMITTEES OF THE BOARD OF TRUSTEES

[To be updated by amendment]

The Board of Trustees of the Trust has an Audit Committee and a Compensation Committee. The duties of these two committees and their present membership are as follows:

Audit Committee: The members of the Audit Committee consult with the Fund’s independent registered public accounting firm at least twice annually to oversee and to assist the Board of Trustees in fulfilling its oversight responsibilities of:

·	the Fund’s accounting and financial reporting processes and internal controls;
·	the quality and objectivity of the Fund’s financial statements and the independent audit thereof;
·	the Fund’s system of internal accounting and financial controls;
·	the Fund’s compliance with legal and regulatory requirements; and
·	the independent auditors’ qualifications, performance and independence.

Mr. Johnson is the Chairman of the Audit Committee and Messrs. Marinello, Meyer, Perna, Petersen, Rose, and Tonetti are members of the Audit Committee. It is expected that [  ] will become members of the Audit Committee when they become Trustees of the Trust. Because the Fund is newly organized, the Audit Committee did not meet during the prior fiscal year.

Compensation Committee: The members of the Compensation Committee meet at least annually to assist the Board of Trustees in carrying out its responsibilities relating to compensation, including the compensation of the Chief Compliance Officer, pursuant to Rule 38a-1(a)(4)(i) under the 1940 Act, as well as the compensation of the Independent Trustees. Mr. Meyer is the Chairman of the Compensation Committee and Messrs. Johnson, Marinello, Perna, Petersen, Rose, and Tonetti are members of the Compensation Committee. It is expected that [  ] will become members of the Compensation Committee when they become Trustees of the Trust. Because the Fund is newly organized, the Compensation Committee did not meet during the prior fiscal year. The table below shows the dollar range of Fund shares owned by each trustee of the Trust as of December 31, 2018.

Name Of Trustee	Dollar Range Of Equity Securities In The Fund	Aggregate Dollar Range Of Equity Securities In All Funds Overseen By Trustee In Family Of Investment Companies[1]
Douglas W. Johnson	None	[ Over $100,000 ]
James F. Perna	None	[ Over $100,000 ]
Sheldon C. Petersen	None	[ Over $100,000 ]
Kenneth R. Meyer	None	[ Over $100,000 ]
Mark Rose	None	[ Over $100,000 ]
Peter J. Tonetti	None	[$10,001-$50,000 ]
Mark D. Santero	None	[ None ]

1Family of Investment Companies includes Homestead Funds, Inc., another investment company managed by RE Advisers.

Trustee Experience and Qualifications

[To be updated by amendment]

As discussed above, each Trustee is chosen for his or her balanced and diverse experience, qualifications, attributes, and skills. In particular:

•

Mr. Perna, MBA, JD, LLM is an Independent Trustee and the Chairman of the Board of Trustees since the Fund's inception in 2019. He is also Independent Director and the Chairman of the Board of Directors of homestead Funds, Inc., on which he has served since 1990. He has practiced law for over 30 years in Washington, DC, retiring as a partner in the firm of Krooth & Altman LLP. His practice specializes in tax, corporate, and financial matters. Mr. Perna’s clients include banks, mutual funds, insurance companies, mortgage bankers, tax-exempt organizations, real estate developers, holding companies, entrepreneurs, commercial enterprises, and foreign investors. The Board of Trustees believes that Mr. Perna’s extensive legal and business background contributes to the general knowledge and diversity of the Board.

•

Mr. Johnson is an Independent Trustee and the Chairman of the Audit Committee of the Board of Trustees since the Fund's inception in 2019. He is also an Independent Director and the Chairman of the Audit Committee of the Board of Directors of Homestead Funds, Inc., on which he has served since 2003. Mr. Johnson has been the CEO of Blue Ridge Electric Membership Cooperative (the “Cooperative”) in Lenoir, North Carolina since 1989 and employed by the Cooperative since 1979. As the CEO of an electric cooperative, Mr. Johnson has a strong understanding of the Fund’s shareholder base, of which electric cooperative members are a key component. The Board of Trustees believes that Mr. Johnson’s knowledge and experience with the Fund’s shareholder base contributes to the general knowledge and diversity of the Board.

•

Mr. Meyer is an Independent Trustee and the Chairman of the Compensation Committee of the Board of Trustees since the Fund's inception in 2019. He is also an Independent Director and Chairman of the Compensation Committee of the Board of Directors of Homestead Funds, Inc., on which he has served since 2005. Prior to his retirement in 2004, Mr. Meyer was the CEO and an Asset Manager at Lincoln Capital Management since 1981. The Board of Trustees believes that Mr. Meyer’s extensive asset management background contributes to the general knowledge and diversity of the Board.

•

Mr. Marinello is an Independent Trustee of the Board of Trustees since the Fund's inception in 2019. He is also an Independent Director of the Board of Directors of Homestead Funds, Inc. since [2007] and has served as a Director of Homestead Funds, Inc. since 1990. Prior to his retirement in 2004, Mr. Marinello was Vice President of Marketing and Services for Retirement, Safety and Insurance at NRECA. He has served in some capacity with the NRECA organization since 1981. The Board of Trustees believes that Mr. Marinello’s lengthy experience with and knowledge of NRECA contributes to the general knowledge and diversity of the Board.

•

Mr. Petersen is an Independent Trustee of the Board of Trustees since the Fund's inception in 2019. He is also an Independent Director of the Board of Directors of Homestead Funds, Inc., on which he has served since 2005. Mr. Petersen has been the CEO of the National Rural Utilities Cooperative Finance Cooperation, a not-for-profit private-market lender for the nation’s electric cooperatives, since 1995, and has been with the company since 1983. The Board of Trustees believes that Mr. Petersen’s extensive financial knowledge and cooperative experience contributes to the general knowledge and diversity of the Board.

•

Mr. Rose is an Independent Trustee of the Board of Trustees since the Fund's inception in 2019. He is also an Independent Director of the Board of Directors of Homestead Funds, Inc., on which he has served since 2005. He is a public affairs consultant. From 2002 until 2017, Mr. Rose was the CEO and General Manager of Bluebonnet Electric Cooperative in East Bastrop, Texas. As the former CEO of an electric cooperative, Mr. Rose has a strong understanding of the Fund’s shareholder base, of which electric cooperative members are a key component. The Board of Trustees believes that Mr. Rose’s knowledge and experience with the Fund’s shareholder base contributes to the general knowledge and diversity of the Board.

•

Mr. Tonetti is an Independent Trustee of the Board of Trustees since the Fund's inception in 2019. He is also an Independent Director of the Board of Directors of Homestead Funds, Inc., on which he has served since 2010. From 2008 until his retirement in 2015, Mr. Tonetti was the Chief Investment Officer for Hamilton College. In this role, he was responsible for investing the college’s endowment fund. Prior to 2008, Mr. Tonetti was the Senior Trustee of Pension Finance and Investments at Philips Electronics North America Corporation, where he was responsible for managing the company’s pension and savings plan assets. The Board of Trustees believes that Mr. Tonetti’s extensive asset management background contributes to the general knowledge and diversity of the Board.

•

Mr. Santero the President and Chief Executive Officer of the Fund since its inception in 2019. He is also is the President and Chief Executive Officer of the Homestead Funds, Inc. and is an Interested Director of the Board of Directors of Homestead Funds, Inc., which he joined in 2018. Mr. Santero is a Director and the Chief Executive Officer and President of RE Advisers. Prior to joining RE Advisers, Mr. Santero served as the Chief Executive Officer of The Dreyfus Corporation from 2016 until 2017 and the Chief Operating Officer of BNY Mellon Investment Management from 2014 to 2016. Prior to this, Mr. Santero held various roles at OppenheimerFunds Distributor, Inc. and Tremont Group Holdings, Inc., subsidiaries of Oppenheimer Funds, Inc, where he most recently served as a Managing Director and the Head of Private Client and Trust Banking Group from 2010 to 2014. The Board of Directors believes that Mr. Santero’s extensive asset management background contributes to the general knowledge and diversity of the Board.

COMPENSATION

[To be updated by amendment]

The Independent Trustees also serve as directors of the Corporation. The Homestead Funds hold joint meetings of their Boards whenever possible. The Homestead Funds pay each Independent Trustee an annual retainer, as well as a per meeting fee, as follows. [  ] currently receive the per meeting fee listed below. At such time as [  ] become Trustees of the Trust, it is expected they will the annual retainer at the rate of a Non-chair Independent Trustee.

ANNUAL RETAINER

Independent Board Chair	$ 83,000
Audit Committee Chair	$ 72,000
Compensation Committee Chair	$ 72,000
Non-chair Independent Trustee	$ 67,000

PER MEETING FEE

Regular or Special Meeting	$ 6,000
Audit Committee Meeting	$ 4,000
Compensation Committee Meeting	$ 1,500

Each Trustee’s compensation for his or her service as a Trustee or Director on the Boards of the Homestead Funds and other costs in connection with joint meetings of the Homestead Funds are allocated among each series of the Homestead Funds pro rata based on each such series’ relative net assets.

Because the Trust is newly organized, the Trust has not yet paid any compensation to its Trustees. The following table illustrates amounts estimated to be paid for the Fund’s initial fiscal year.

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM THE FUND (INCLUDING VOLUNTARY DEFERRED COMPENSATION)[1]	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF CORPORATION EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE FUND COMPLEX[2,3]
Douglas W. Johnson Trustee and Chairman of the Audit Committee	[ ]	N/A	N/A	$121,000
Kenneth R. Meyer Trustee and Chairman of the Compensation Committee	[ ]	N/A	N/A	$144,000
James F. Perna Trustee and Chairman of the Board	[ ]	N/A	N/A	$131,500
Sheldon C. Petersen Trustee	[ ]	N/A	N/A	$116,000
Mark Rose Trustee	[ ]	N/A	N/A	$109,000
Peter J. Tonetti Trustee	[ ]	N/A	N/A	$99,000
Anthony M. Marinello, Trustee	[ ]	N/A	N/A	$109,000
[ ]	[ ]	N/A	N/A	$[ ]
[ ]	[ ]	N/A	N/A	$[ ]
Mark D. Santero Trustee	[ ]	N/A	N/A	N/A

1Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more Funds as designated by the directors.

2 Fund complex includes the Homestead Funds.

3 Payment of compensation to the directors is allocated to each Fund according to each Fund’s assets under management.

Code of Ethics

The Trust, RE Advisers, and RE Investment, each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that, subject to certain restrictions and provisions, permits their personnel to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies and Procedures

The Board of Trustees has delegated proxy voting responsibility for securities held by the Fund to RE Advisers as part of its management and administration of the Fund. RE Advisers will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B, subject to the Board’s continuing oversight.

Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling toll free 800.258.3030 or (2) by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

Principal Holders of Securities

[To be updated by amendment]

[Because the Fund commenced operations on or following the date of this SAI, as of April 15, 2019, no person or entity “controlled” (within the meaning of the 1940 Act) the Fund.] A shareholder who beneficially owns 25% or more of the Fund is presumed to control the Fund and such shareholders will be able to affect the outcome of matters presented for a vote of the Fund’s shareholders. Persons controlling the Fund may be able to determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the Investment Management Agreement with RE Advisers.

[Because the Fund commenced operations on or following the date of this SAI, as of April 15, 2019, no persons or entities owned beneficially and/or of record 5% or more of the outstanding shares of the Fund.]

Management Ownership

As of the date of this SAI, Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

As of the end of the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families own or have owned securities beneficially or of record in RE Advisers, RE Investment, or any related party of RE Advisers or RE Investment during the past two calendar years.

Investment Management and Other Services

RE Advisers, 4301 Wilson Boulevard, Arlington, VA 22203, serves as investment manager of the Fund pursuant to an Investment Management Agreement that has been approved by the Board of Trustees of the Trust, including a majority of Independent Trustees. RE Advisers was launched in 1990 and, as of December 31, 2018, managed approximately $8.7 billion for mutual funds and private advisory clients. The directors and the principal executive officers of RE Advisers are Mark D. Santero, Amy DiMauro, Jeffrey Connor, Beth Civerolo, and Danielle C. Sieverling.

RE Advisers is a direct subsidiary of RE Investment, which is a wholly-owned subsidiary of NRECA United, Inc., a holding company organized and wholly owned by NRECA to hold stock of certain NRECA subsidiaries.

In addition to the duties set forth in the prospectus, RE Advisers, in furtherance of such duties and responsibilities, is authorized and has agreed to provide or perform the following functions: (1) formulate and implement a continuing program for use in managing the assets and resources of the Fund in a manner consistent with the Fund’s investment objective, investment program, policies and restrictions, that may be amended and updated from time to time to reflect changes in financial and economic conditions; (2) make all determinations with respect to the investment of the Fund’s assets in accordance with (a) applicable law, (b) the Fund’s investment objective, investment program, policies and restrictions as provided in the Fund’s prospectus and SAI, as amended from time to time, (c) provisions of the Code relating to regulated investment companies, and (d) such other limitations as the Board of Trustees of the Trust may impose by notice in writing to RE Advisers; (3) make all determinations as to the purchase and sale of portfolio securities, including advising the Board of Trustees as to certain matters involving the Fund’s portfolio securities that are not in the nature of investment decisions; (4) obtain and evaluate such business and financial information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in discharging its responsibilities under the Investment Management Agreement; (5) furnish the Board of Trustees with periodic reports concerning RE Advisers’ economic outlook and investment strategy, as well as information concerning the Fund’s portfolio activity and investment performance; (6) select the broker-dealers, underwriters, or issuers to be used, place orders for the execution of portfolio transactions with such broker-dealers, underwriters or issuers to be used and to place orders and negotiate commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters or issuers; (7) obtain and evaluate such business and financial information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in discharging its responsibilities under the Investment Management Agreement (8) determine the creditworthiness of the issuers, obligors, or guarantors of money market and debt securities utilized by the Fund; and (9) evaluate the creditworthiness of any entities with which the Fund propose to engage in repurchase transactions.

In addition, RE Advisers has agreed to provide, or arrange for a related company to provide, a number of administrative services to the Fund including: maintenance of the Fund’s corporate existence and corporate records; maintenance of the registration and qualification of the Fund’s shares under federal and state law; coordination and supervision of the financial, accounting and administrative functions for the Fund; selection, coordination of the activities of, supervision and service as liaison with various agents and other parties employed by the Fund (e.g., custodian, transfer agent, accountants and attorneys); and assistance in the preparation and development of all shareholder communications and reports. RE Advisers also will furnish to or place at the disposal of the Fund such information, reports, evaluations, analyses and opinions as the Fund may, from time to time, reasonably request or which RE Advisers believes would be helpful to the Fund.

Under Master Services Agreements by and between NRECA and RE Advisers and by and between NRECA and RE Investment, NRECA has agreed to provide compliance and finance personnel, property and services to RE Investment and RE Advisers. Additionally, RE Advisers pursuant to a Master Services Agreement with RE Investment has agreed to provide qualified personnel as requested by RE Investment to carry out its respective corporate functions and contractual obligations in connection with its role as the principal underwriter and distributor of the Fund. RE Advisers has agreed to provide, without cost to the Fund persons (who are trustees, officers, or employees of RE Advisers) to serve as trustees, officers, or members of any committees of the Board of Trustees of the Trust. As between the Trust and RE Advisers, RE Advisers has agreed to pay all necessary salaries, expenses and fees, if any, of the trustees, officers and employees of the Trust who are employed by RE Advisers.

The Trust may rely on an exemptive order from the SEC that permits RE Advisers, subject to certain conditions and oversight by the Board of Trustees, to enter into subadvisory agreements with unaffiliated subadvisers approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, RE Advisers is able, subject to certain conditions (including a 90-day notification requirement discussed below) and approval by the Board of Trustees but without shareholder approval, to operate under a manager of managers structure including changing subadvisers and hiring new subadvisers provided that RE Advisers provides notification to shareholders within 90 days of the hiring of an unaffiliated subadviser. RE Advisers, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of subadvisory agreements, shareholders of the Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. Affiliated subadvisers selected by RE Advisers are subject to shareholder approval.

As compensation for its services and for the expenses which it assumes, the Fund pays RE Advisers, on a monthly basis, an investment management fee based on the Fund’s average daily net assets at an annualized rate .60% of average daily net assets up to $500 million; .50% of average daily net assets up to the next $500 million; and .45% of average net assets in excess of $1 billion.

Because the Fund is newly organized, no fees were paid to RE Advisers pursuant to the Investment Management Agreement in any prior fiscal year.

The Fund has entered into a contractual Expense Limitation Agreement with RE Advisers. The Expense Limitation Agreement provides that to the extent that the Operating Expenses incurred by the Fund through May 1, 2020, exceed the amount set forth below (the “Operating Expense Limit”), such excess amount will be the liability of RE Advisers. The term “Operating Expenses” includes all operating expenses incurred by the Fund, including, but not limited to the Management Fee.  Notwithstanding the foregoing, Operating Expenses do not include the following expenses: (i) interest: (ii) taxes; (iii) brokerage commissions; (iv) other expenditures that are capitalized in accordance with generally accepted accounting principles; (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and (vi) the fees and expenses associated with an investment in (a) an investment company or (b) any company that would be an investment company under Section 3(a) of the 1940 Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act.

The Fund’s operating expense limit is 0.80%.

PORTFOLIO MANAGERS

Other Accounts Managed

The table below shows information regarding the other accounts, aside from the Fund, for which each portfolio manager is primarily responsible for managing as of December 31, 2018.

Name of Portfolio Manager	Category of Accounts	Number of Accounts Managed in Each Category of Account	Total Assets in Accounts Managed Within Each Category

Mauricio Agudelo	Registered Investment Companies	2	$639 million
	Other Pooled Investment Vehicles	4	$2,261 million
	Other Accounts	3	$35 million
Ivan Naranjo	Registered Investment Companies	2	$639 million
	Other Pooled Investment Vehicles	4	$2,261 million
	Other Accounts	3	$35 million

None of the accounts above pay a performance-based advisory fee.

The Fund and each account has its own set of investment objectives on which the portfolio managers base their investment decisions. In pursuing the investment objectives of each (including proprietary accounts), the portfolio managers could encounter potential conflicts of interest. These potential conflicts could result from the Fund and accounts having different investment objectives, benchmarks, time horizons, and/or other attributes which factor into the portfolio managers’ judgments and the portfolio managers having to allocate their time and investment ideas across the Fund and accounts. Though unlikely, it is possible a portfolio manager may execute a transaction for one Fund or account that may unintentionally impact (either positively or negatively) the value of securities held by another. Securities selected for accounts other than the Fund’s portfolio may or may not outperform the securities selected for the Fund’s portfolio.

Compensation of Portfolio Managers

RE Advisers compensation programs generally follow the policies and practices of its indirect parent company, NRECA. NRECA and RE Advisers strive to maintain a competitive compensation program designed to attract and retain staff. NRECA periodically engages the services of an outside consulting firm to provide an independent competitive market analysis and make recommendations specific to the portfolio managers’ compensation program. In between formal studies, NRECA internally monitors portfolio manager compensation and assesses against then-current market data. Portfolio managers are compensated with a combination of base pay and variable pay based on portfolio performance.

Base pay: Base pay for portfolio managers is reviewed annually and adjusted as needed based on competitive market base pay data, as reported by national and local salary surveys.

Variable pay:Portfolio managers may be eligible to receive an annual incentive plan payment (“payment”). Annual payments are based on a combination of one-year and three-year annual total rates of return before taxes as of December 31. There is also a qualitative factor correlated with the embodiment of NRECA’s core competencies. Certain portfolio managers are eligible to receive a payment on portfolios that the manager is responsible for managing. The rates of return of the Fund that the portfolio manager is responsible for managing is compared to the better of either (i) the return of the Fund’s primary benchmark index as set forth in the Fund’s prospectus before taxes or (ii) a designated peer universe, during the applicable period. Performance is taken from independent third-party sources depending on the fund and appropriateness of the comparison. Eligible portfolio managers receive an annual growth incentive bonus by applying a payout rate to the net revenue earned during the performance year on the net shareholder investments into applicable funds. The payout is equally split between eligible portfolio managers and paid in cash.

Other cash payments: If eligible, cash payments may be made on an annual basis representing replacement value of certain benefits otherwise capped by Code limits that apply to the NRECA-sponsored 401(k) Plan (e.g., 401(k) employer match). Cash payments will vary based on Code limitations, current RE Advisers 401(k) plan employer contributions, stated matches (if applicable), and incumbent base salaries. Additionally, if eligible, a contribution is made on an annual basis representing the replacement value of certain benefits otherwise capped by Code limits that apply to the NRECA-sponsored defined benefit plan. Eligible participants receive an annual cash payment once normal retirement age is reached or alternatively the full benefit is received upon termination of employment.

Retention Plan: From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Eligible employees will receive deferred payments on an annual basis that vest on a defined schedule.

Other benefits: RE Advisers offers a Top Hat Plan, which enables eligible portfolio managers and other Plan eligible professionals to defer up to 100% of wages, including bonuses. Participation in this plan is optional and affords participants the tax benefits of deferring receipt of compensation. All other benefit plans and programs are available to all employees.

Ownership of Securities

Because the Fund is newly organized, no shares of the Fund were owned by the portfolio managers as of the date of this SAI.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, MO 64105, is the custodian of the securities and cash owned by the Fund. State Street is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Trust, computing the net asset value of the Fund, calculating the Fund’s standardized performance information and performing other administrative duties, all as directed by persons authorized by the Fund. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Fund or the Trust. Portfolio securities of the Fund purchased in the United States are maintained in the custody of State Street and may be entered into the Federal Reserve Book Entry System or the security depository system of the Depository Trust Company. Pursuant to the Custodian Agreement, portfolio securities purchased outside the United States are maintained in the custody of various foreign custodians, including foreign banks and foreign securities depositories, as are approved and reviewed by the Board of Trustees, in accordance with regulations under the 1940 Act. The Fund may invest in obligations of State Street and may purchase or sell securities from or to State Street to the extent permissible by the Fund’s investment objectives, strategies, policies, restrictions and applicable laws.

DST Asset Manager Solutions, Inc. (“DST”), P.O. Box 219486, Kansas City, MO 64121, is the transfer agent and dividend disbursing agent for the Fund and provides the Fund with various shareholder services, including shareholder statements and responses to shareholder inquiries, as well as recordkeeping and distribution services.

Brokerage Allocation and Other Practices

Fund Transactions

Subject to the general supervision of the Board of Trustees, RE Advisers is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund. RE Advisers also is responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions and the allocation of principal business and portfolio brokerage.

Purchases and sales of common stock and other equity securities are usually effected on an exchange through brokers that charge a commission. The purchase of money market instruments and other debt securities traded in the over-the-counter market are generally made on a principal basis directly from issuers or dealers serving as primary market makers. Occasionally, equity securities may be traded in the over-the-counter market as well. The broker-dealers RE Advisers uses for fixed income and over-the-counter transactions generally do not charge stated commissions. The broker-dealers in fixed-income securities make a profit through the “spread,” which is the difference between the issuer’s fixed-income security price and the marked-up price offered to buyers (in an initial offering) or the difference between the quoted bid and ask prices (in secondary market trading). Money market instruments and other debt securities as well as certain equity securities may also be purchased in underwritten offerings, which include a fixed amount of compensation to the underwriter, generally referred to as the underwriting discount or concession.

RE Advisers has a fiduciary duty to the Fund to seek best execution. To support its duty of best execution, RE Advisers has formed a Brokerage Committee (the “Committee”) with the objective of periodically reviewing and assessing best execution of fixed-income trades, reviewing commissions paid and reviewing each broker’s brokerage services (e.g., quality of research, responsiveness, support and executions) for the Fund. The Committee consists of portfolio managers, analysts, the Chief Compliance Officer and representatives from investment operations and compliance. The Chief Compliance Officer is a non-voting member of the Committee. The Committee meets at least quarterly to review the criteria used in evaluating each broker-dealer’s brokerage service, as well as to review an evaluation of each broker-dealer on the approved broker list. The Committee evaluates supporting documentation, including best execution analytics, fixed-income trade analysis reports, commission reports and brokerage services provided to determine whether commissions paid were reasonable in light of the brokerage and research services received and that the services received are soft dollar eligible under the Section 28(e) safe harbor.

In selecting a broker-dealer for each specific transaction, RE Advisers chooses a broker-dealer from the Committee’s approved broker list that it deems most capable of providing the services necessary to obtain the most favorable execution. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to being a market maker in a particular security, liquidity, price, timing, research, bunched trades, capability of floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from multiple broker-dealers. It is RE Advisers’ policy that transactions will not be allocated to broker-dealers based on the sale of the Fund’s shares. However, RE Advisers is not prohibited from using broker-dealers who sell shares of the Fund so long as the sale of Fund shares is not considered when selecting the broker-dealer for the transaction. Accordingly, the price may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered.

In placing orders for the Fund, RE Advisers, subject to seeking best execution, may rely on the safe harbor in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) that protects an investment adviser from liability for a breach of fiduciary duty solely on the basis that the investment adviser used client commissions (“soft dollars”) to pay a broker-dealer more than the lowest available commission rate in order to receive a bundle of “brokerage and research services” provided by the broker-dealer (anything more than “pure execution”), if the investment adviser determines in good faith that the amount of the commission was reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the adviser’s overall responsibilities with respect to the accounts, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).

RE Advisers does not attempt to put a specific dollar value on the services rendered or to allocate the relative costs or benefits of those services among the investment advisory clients, believing that the research RE Advisers receives will help RE Advisers to fulfill its overall duty to its investment advisory clients. RE Advisers may not use each particular research service, however, to service each investment advisory client. As a result, the Fund may pay brokerage commissions that are used, in part, to purchase research services that are not used to benefit the Fund.

The Committee reviews the soft dollar services received, the brokerage arrangements and the commissions paid to determine whether the commissions paid were reasonable in light of the brokerage and research services received and that the services received are soft dollar eligible under the Section 28(e) safe harbor.

The brokerage commission fees paid to brokers that provided research and other brokerage services to RE Advisers during the past three fiscal years are noted below. Changes in the amounts of brokerage commissions from year to year are generally the result of active trading strategies employed by the Fund’s investment teams, changes in the total assets of the Fund, and/or the brokerage determinations as described above. None of these brokerage commissions noted in the table below were paid to affiliated brokers.

Because the Fund is newly organized, it did not pay any brokerage commissions in a prior fiscal year.

RE Advisers from time to time purchases and sells the same security for clients using the same executing broker. Clients’ interests must always be placed first and foremost, and RE Advisers has adopted procedures reasonably designed to seek to prevent an account from being systematically disadvantaged by the aggregation of orders. The aggregation or blocking of client transactions (“bunching”) may allow RE Advisers to execute transactions in a more timely, equitable and efficient manner. This practice may enable RE Advisers to seek more favorable executions and net prices for the combined order. RE Advisers generally allocates bunched trade orders, whether wholly or partially filled, among client accounts at the end of the day after consideration of the clients’ cash availability and need, suitability, investment objectives, limitations and guidelines, the amount of securities purchased or sold and other factors deemed appropriate in making investment allocation decisions for each client. In these instances, clients participating in any bunched trades will receive an average trade price, and transaction costs are expected to be shared equitably over time. If the order at a particular broker is filled at several different prices, through multiple trades, generally all participating accounts will receive the average trade price with respect to the securities purchased or sold and pay the average commission, subject to odd lots and rounding.

Initial public offerings (“IPOs”) or new issues are offerings of securities that frequently are of limited size and limited availability. These offerings may trade at a premium above the initial offering price. IPOs, new issues and other desirable but limited opportunities to buy or sell securities are fairly and equitably allocated among clients in a manner that RE Advisers considers reasonably designed to be non-preferential and fair and equitable over time, such that no client or group of clients receives consistently favorable or unfavorable treatment and so as not to systematically advantage any firm, personal or related account. RE Advisers generally seeks to distribute the securities or selling opportunity proportionately among each client account that will hold or holds the security. However, if the amount of the securities that can be purchased or sold is small, it may not be advantageous to separate the trade proportionately into even smaller amounts for allocation. In this case, RE Advisers would keep track of each purchase or sale allocation to seek to ensure each subsequent trade is distributed among the clients in a reasonable manner.

RE Advisers may provide non-discretionary investment recommendations for certain strategies to a program sponsor who chooses whether or not to utilize such recommendations in connection with the program sponsor’s management of model portfolio program client accounts. The program sponsor, not RE Advisers, is the investment adviser for accounts of clients of such programs, and is responsible for executing trades for its clients. Depending on the time when a program sponsor begins trading based on RE Advisers’ recommendations, the program sponsor may effect transactions at prices that are more or less favorable than those at which RE Advisers effects transactions for its discretionary clients; trading by program sponsors or their clients may have an adverse effect on RE Advisers’ trading for its discretionary clients.

RE Advisers does not execute transactions for non-discretionary clients and, in situations in which RE Advisers has discretionary and non-discretionary clients invested in the same strategy, RE Advisers will execute transactions for its discretionary clients before providing advice to its non-discretionary clients.

The Fund is newly organized and did not acquire or hold any securities of its regular broker-dealers in a prior fiscal year.

PURCHASE AND REDEMPTION OF FUND SHARES BEING OFFERED

The shares of the Fund are offered to the public for purchase subject to the requirements described in the prospectus.

As described in the prospectus, redemptions made by phone or online are limited to $50,000 or less per day from the shares of the Fund in any one account. Additionally, written instructions to redeem amounts of more than $50,000 from the shares of the Fund in any one account must be accompanied by a Medallion Stamp Signature Guarantee. These policies are designed to offer shareholders, RE Investment and RE Advisers a level of protection against identity fraud.

Accounts registered to or transferred to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment and deferred compensation accounts registered to NRECA member systems, are exempt from these requirements. Transactions made for these accounts do not pose the same degree of risk, since these organizations are known to the Trust.

The Fund intends to pay all redemptions in cash; however, redemptions may be paid wholly or partly by an in-kind distribution of securities. If this occurs, the securities will be selected by the Fund in its absolute discretion under procedures adopted by the Board of Trustees, and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs and risks.

Securities received through in-kind redemptions are subject to market risk until they are sold, and their sale may incur brokerage fees, taxes and other fees.

In certain circumstances, shares of the Fund may be purchased using securities. Purchases of this type are commonly referred to as “purchases in-kind.” RE Advisers is authorized, in its discretion, to effect purchases in-kind for the Fund that meets certain conditions.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Fund may only be suspended (1) for any period during which trading on the New York Stock Exchange (“NYSE”) is restricted or such NYSE is closed, other than customary weekend and holiday closings; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by the Fund is not reasonably practicable, or (B) it is not reasonably practicable for such Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Fund.

The Fund reserves the right to delay payment of the redemption proceeds for up to seven calendar days if the Fund reasonably believes that a cash redemption would negatively affect the Fund’s operation or performance.

Determination of Net Asset Value

The net asset value per share of the Fund is generally calculated as of the close of trading on the NYSE on every day the NYSE is open for regular trading (“Valuation Time”). The NYSE is open Monday through Friday except on major holidays as determined by the NYSE. The NYSE’s currently scheduled holidays are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share of the Fund is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund. The Fund has contracted with State Street to perform the net asset value calculation.

Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Guidelines for Portfolio Securities Valuation Policies and Procedures (“Valuation Procedures”) adopted by the Board. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Fund’s approved independent pricing services. Portfolio securities for which market quotations are not readily available are valued at fair value by RE Advisers, as determined in good faith in accordance with the Valuation Procedures.

For purposes of calculating the net asset value per share of the Fund, the method for pricing each asset class is noted below.

Domestic equity securities and exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which such securities normally trades.

Foreign equity securities that are traded on a foreign exchange are valued at the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated.

Fixed-income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are (1) valued by an independent pricing service based on market prices or broker/dealer quotations or other appropriate measures, or (2) valued at market value generated by RE Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads, monthly payment information or other available market information for securities of similar characteristics. For purposes of the Valuation Procedures, the process described in (3) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.

Registered investment company shares (other than shares of exchange-traded funds and closed-end fund shares that trade on an exchange) are valued at the net asset value determined by the registered investment company after the close of the NYSE or otherwise in accordance with the registered investment company’s prospectus. The money market funds that the Fund invests in value their shares using an amortized cost methodology, which seeks to maintain a share price of $1.00.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of RE Advisers, the market value does not constitute a readily available market quotation or does not reflect fair value, or if a significant event has occurred that would impact a securities fair valuation, the security will be priced at fair value by RE Advisers as determined in good faith pursuant to the Valuation Procedures approved by the Board of Trustees. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security maybe higher or lower than the security’s value would be if a reliable market quotation for the security were readily available.

Distribution of Shares

Pursuant to a Distribution Agreement between the Fund and RE Investment, RE Investment serves as the exclusive principal underwriter and distributor of the shares of the Fund in a continuous offering.

Under the terms of the Distribution Agreement, RE Investment is not obligated to sell any specific number of shares of the Fund. Pursuant to the Distribution Agreement, RE Investment has agreed to bear the costs and expenses incurred by it in performing its obligations thereunder, including the following costs and expenses: (1) the printing and distribution of the Fund’s prospectus, SAI and periodic reports to investors and potential investors in the Fund; (2) the preparation, printing and distribution of any advertisement or other sales literature; and (3) all other expenses which are primarily for the purpose of promoting the sale of the Fund’s shares.

As discussed above, NRECA has agreed to provide personnel, property and services to RE Investment in carrying out its responsibilities and services under its agreement with the Fund. In turn, RE Investment has agreed to provide, without cost to the Fund, employees to serve as trustees and officers of the Fund.

RE Investment will not receive commissions or other compensation for acting as principal underwriter and distributor of the Fund.

Disclosure of Portfolio Holdings

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to, among other things, ensure that disclosure of non-public information regarding the Fund’s portfolio holdings is in the best interests of Fund shareholders, and that conflicts between the interests of the Fund’s shareholders and those of RE Advisers, RE Investment, or any affiliated person of the Fund, RE Advisers or RE Investment are adequately considered. Pursuant to such procedures, the Board has authorized the Chief Compliance Officer (“CCO”) to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the Fund’s procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days after the end of each fiscal quarter. The Fund publicly discloses its portfolio holdings information on Fund’s website, as well as through public filings on the SEC website.

The Fund’s Website: homesteadfunds.com

The Fund discloses a complete schedule of investments following the second and fourth quarters within 60 days after the end of each quarter in its semi-annual and annual reports, which are distributed to Fund shareholders and posted on the Fund’s website. Additionally, the Fund’s complete schedule of investments following the first and third fiscal quarters is posted on the website within 60 days of quarter end.

SEC’s EDGAR Database: sec.gov

The Fund’s quarterly portfolio information is filed on the EDGAR database on the SEC’s website on Form N-Q (first and third quarters) and Form N-CSR (second and fourth quarters) within 60 days of quarter end. This information is available on the SEC’s website 60 days after the end of the month to which the information in the report relates.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian and accounting service provider, transfer agent, subadvisers (as applicable, with respect to a fund they sub-advise), employee pre-clearance and compliance reporting system, investment reconciliation platform, investment analytics service providers, proxy voting service, legal counsel, auditors, financial printer, regulatory filing service providers, and brokers through which RE Advisers effects trades of portfolio securities on behalf of the Fund, in connection with its services to the Fund. The Fund or RE Advisers may, to the extent permitted under applicable law, and in accordance with the Fund’s policies and procedures, distribute nonpublic portfolio holdings information to certain third parties that have a legitimate business purpose in receiving such information, including, but not limited to, mutual fund analysts and rating and ranking organizations (e.g., Moody’s, Standard & Poor’s, Fitch, Morningstar and Lipper Analytical Services, etc.), pricing information vendors, analytical service providers, certain platform providers (e.g., financial intermediaries needing to monitor their clients’ issuer exposure and asset allocations), and potential Fund service providers, provided, however, that any recipient of non-public portfolio holdings information shall be subject to a duty of confidentiality.

The Fund will provide portfolio holdings to a client (or its custodian or other agent) when the client is effecting a redemption-in-kind from the Fund and the CCO believes that such disclosure will not be harmful to the Fund’s other shareholders, and does not perceive any conflicts of interest. In these situations, the Fund requires them to agree, through non-disclosure agreements or other means, that the confidential information will be used only as necessary to effect the redemption-in-kind, and that the recipient will not trade on the information and will maintain the information in a manner designed to protect against unauthorized access or misuse. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other third parties with a legitimate business purpose. Any such disclosure will not be made sooner than three days after the date of the information.

The Fund’s policies and procedures provide that the CCO may authorize disclosure of non-public portfolio holdings information to such third parties at differing times and/or with different lag times in accordance with the policies and procedures. Prior to authorizing any such disclosure to a third party, the CCO must determine that such disclosure serves a legitimate business purpose of the Fund, is in the best interests of the Fund’s shareholders and that any conflicts between the interests of the Fund’s shareholders and those of RE Advisers, RE Investment, or any affiliated person thereof of or of the Fund are considered.

The release of non-public portfolio holdings information must be subject to a confidentiality agreement or other duty/understanding of confidentiality to prohibit the recipient from sharing with an unauthorized recipient or trading upon the information provided.

The Fund’s policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, RE Advisers and its affiliates or recipient of the Fund’s portfolio holdings information.

Taxes

The following discussion is a general summary of the principal U.S. federal income tax consequences to shareholders who are U.S. citizens, residents, or corporations. The following discussion is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Taxation of the Fund

[To be updated by amendment]

The Fund has elected to be treated and intends to qualify and be treated each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund generally must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below)(in each case, such income is “qualifying income”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying the Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any capital loss carryovers from prior years) properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income and any net capital gains. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at the regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income, under clause (i) of the preceding sentence, and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, the Fund may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, its net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year (or a later date, if the Fund is eligible to elect and so elects), plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or a later date, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are received, rather than the calendar year in which the distributions are declared, except that a dividend declared and payable to shareholders of record in October, November or December and paid to shareholders the following January generally is deemed to have been paid by the Fund on the preceding December 31. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of Capital Gain Dividends generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of short-term capital gains (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to a shareholder, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

To the extent the Fund makes distributions of capital gains in excess of the Fund’s net capital gain for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), there is a possibility that the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by the Fund.

If the Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If the Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company under the Code.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

If the Fund receives dividends from an investment company that qualifies as a regulated investment company (each, an “Underlying RIC”), and the Underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided, in the case of an Underlying RIC, that the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends- received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by such Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified REIT dividends or qualified publicly traded partnership income from the Fund's investment in a REIT or MLP, as applicable, will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT or MLP directly.

If the Fund receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided, in the case of an Underlying RIC, that the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of individuals, estates and certain trusts, in each case to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of the Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of the Fund reflects either unrealized gains, or realized undistributed income or gains that were therefore included in the price the shareholder paid. Such realized income or gains may be required to be distributed regardless of whether the Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of the Fund generally will give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of inflation-indexed bonds will also be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. In the case of higher-risk securities, the amount of market discount may be unclear. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer's financial statements. The application of Section 451 to the accrual of market discount is currently unclear. If Section 451 applies to the accrual of market discount, the Fund must include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

Should the Fund hold the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or if necessary by liquidation of portfolio securities (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require such the Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities

To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount; whether, when or to what extent the Fund should recognize market discount on a debt obligation; when and to what extent deductions may be taken for bad debts or worthless securities; and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Certain Investments in Mortgage-Related Securities

The Fund may invest directly or indirectly in residual interests of REMICs (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non- U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Certain of the Fund’s investments in foreign-currency denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify for treatment as a RIC that is accorded special tax treatment and to avoid the Fund-level tax. If, in the alternative, the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Taxation

Income, proceeds and gains received by the Fund, directly or indirectly, from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a regulated investment company. Notwithstanding this “blocking” effect, a tax- exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886.

Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Reporting and Withholding Requirements

To comply with applicable U.S. federal reporting and withholding tax provisions, including the Foreign Account Tax Compliance Act, shareholders may be required to provide tax-related certifications, information or other documentation, including an IRS Form W-9. If a shareholder does not provide such IRS form and other certifications, information or documentation, that shareholder may be subject to withholding taxes on distributions or proceeds received upon the sale, exchange or redemption of its Fund shares.

Cost Basis Reporting

Mutual funds must report cost basis information to shareholders and the IRS when a shareholder sells, redeems or exchanges shares acquired, including through dividend reinvestment, on or after January 1, 2012 in a non-retirement account. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged.

To calculate the gain or loss on shares sold, shareholders need to know the cost basis of the shares. Cost basis is the original value of an asset for tax purposes (usually the gross purchase price), adjusted for stock splits, reinvested dividends, and return of capital distributions. This value is used to determine the capital gain (or loss), which is the difference between the cost basis of the shares and the gross proceeds when the shares are sold. DST supports several different cost basis accounting methods from which a shareholder may select a cost basis method that best suits his or her individual needs. The Fund’s default cost basis accounting method is average cost for all shares purchased after January 1, 2012. If a shareholder decide to elect the Fund’s default method of average cost, no action is required on the part of the shareholder.

For shares acquired on or after January 1, 2012, if a shareholder changes his or her cost basis method, the new method will apply to all shares in the account if the change is requested prior to the first redemption. If, however, the change is requested after the first redemption, the new method will apply to shares acquired on or after the date of the change. DST is not required to report cost basis information to shareholders or the IRS on shares acquired before January 1, 2012; however, DST will provide this information, as a service, if its cost basis records are complete for such shares. This information will be separately identified on the Form 1099-B (Proceeds from Broker and Barter Exchange Transactions) sent to shareholders by DST and not transmitted to the IRS.

Corporate Matters

The Declaration of Trust, as may be amended from time to time (the “Declaration of Trust”), is on file with the Secretary of State of The Commonwealth of Massachusetts. Under the Declaration of Trust, the Trustees are authorized to issue an unlimited number of shares of the Fund. Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as provided in the Trust’s Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares, except that (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

There shall be no cumulative voting in the election of Trustees. Shares are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable. Upon liquidation or dissolution of the Fund, investors are entitled to share pro rata in the Fund’s net assets available for distribution to its investors.

Under the Declaration of Trust, the Trustees have the authority to create shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Fund is the only series of the Trust. To the extent permissible by law, additional series may be added in the future.

Each shareholder is entitled to a vote in proportion to the number of Fund shares it owns. Shares do not have cumulative voting rights in the election of Trustees. The Trust is not required and has no current intention to hold annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

Under Massachusetts law, shareholders in a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification out of the property of the applicable series of the Trust for any loss to which the shareholder may become subject by reason of being or having been a shareholder of that series and not because of his or her acts or omissions or for some other reason.

The Declaration of Trust further provides that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser, sub-adviser, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, in connection with the affairs of the Fund, except if the liability arises from his or her own bad faith, willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

With the exceptions stated, the Declaration of Trust provides that the Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) are entitled to be indemnified against all liability in connection with the affairs of the Fund.

Principal Underwriter

RE Investment, located at 4301 Wilson Blvd., Arlington, Virginia 22203, serves as the Fund’s Principal Underwriter. Pursuant to a Distribution Agreement between the Trust and RE Investment, a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA, RE Investment serves as the exclusive principal underwriter and distributor of the shares of the Fund in a continuous offering. RE Investment wholly owns RE Advisers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To be updated by amendment]

[   ], whose address is[      ], is the independent registered public accounting firm for the Trust.

[   ]

Legal Matters

Ropes & Gray LLP serves as counsel to the Fund, and is located at 1211 Avenue of the Americas, New York, New York 10036.

APPENDIX A

[TO BE ADDED BY AMENDMENT]

APPENDIX B

Re Advisers Corporation

Proxy Voting Policies and Procedures

[TO BE ADDED BY AMENDMENT]

Part C. Other Information

Item 28.	Exhibits.

a.	Agreement and Declaration of Trust -- filed herewith.

b.	Bylaws -- filed herewith.

c.	Instruments Defining Rights of Security Holders.

See Agreement and Declaration of Trust and Bylaws.

d.	Investment Advisory Contracts. – to be filed by amendment.

e.	Underwriting Contracts. – to be filed by amendment.

f.	Bonus or Profit Sharing Contracts. Not applicable.

g.	Custodian Agreements. – to be filed by amendment.

h.	Other Material Contracts. – to be filed by amendment.

i.	Legal Opinion. Opinion and Consent of Counsel – to be filed by amendment.

j.	Consent of Independent Registered Public Accounting Firm – to be filed by amendment.

k.	Omitted Financial Statements. Not applicable.

l.	Initial Capital Agreements. – to be filed by amendment.

m.	Rule 12b-1 Plan. Not applicable.

n.	Rule 18f-3 Plan. Not applicable.

o.	Reserved.

p.	Codes of Ethics. – to be filed by amendment.

Other Exhibits:

Not Applicable.

Item 29.	Persons Controlled By Or Under Common Control With The Fund.

No person is directly or indirectly controlled by or under common control with the Homestead Funds Trust (the "Trust").

Item 30.	Indemnification.

The following description is qualified in its entirety by reference to the Trust’s Agreement and Declaration of Trust, as may be amended from time to time (the “Declaration of Trust”), filed as Exhibit (a)(2). The Declaration of Trust provides that the Trust will indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, including any form of alternate dispute resolution, such as, but not limited to, arbitration or mediation, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person  would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The Declaration of Trust provides that expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust, provided, that (a) such Covered Person shall provide appropriate security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of such Covered Person’s failure to fulfill his or her undertaking, or (c) a majority of the Trustees who are disinterested persons and who are not Interested Persons of the Trust (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

Each Covered Person’s right to indemnification vests by virtue of such Covered Person’s status as such, and no repeal or modification of these rights shall adversely affect any rights to indemnification from liabilities or expenses or to the advancement of liabilities or expenses of any Covered Person who is within the definition of “Covered Person” existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Trust by the Trust pursuant to the Trust’s Declaration of Trust, its Bylaws or otherwise, the Trust is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by trustees, officers or controlling persons of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business And Other Connections Of The Investment Adviser.

Certain information pertaining to business and other connections of the Registrant’s investment manager, RE Advisers Corporation, is hereby incorporated herein by reference from the Prospectus.

Below is a list of each director and officer of RE Advisers Corporation indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner, or trustee. The principal business address of each organization listed in the table below is 4301 Wilson Boulevard, Arlington, VA 22203.

Name	Position And Organization

Mark D. Santero President, Chief Executive Officer and Director

Trustee, President and Chief Executive Officer of Homestead Funds Trust(2019-present); Director, President and Chief Executive Officer of Homestead Funds, Inc. (2018-present); Chief Executive Officer, The Dreyfus Corporation (2016-2017); Chief Operating Officer, BNY Mellon Investment Management (2014-2016); OppenheimerFunds Distributor, Inc., Managing Director and Head of Private Client and Trust Banking Group (2010-2014)

Beth Civerolo Vice President and Director	Vice President and Director, RE Investment Corporation (2017-present); Director Mutual Fund Operations (2014 to present); Manager Investment Services (2007 to 2014)
Amy M. DiMauro Treasurer and Director

Treasurer, Homestead Funds Trust (2019-present); Treasurer, Homestead Funds, Inc. (2007-present); Treasurer and Director, RE Investment Corporation (2006-present); Director, Finance & Accounting – Mutual Funds, NRECA (2014-present); Director, Daily Pricing, NRECA (2007-2014); Treasurer and Director, Electric Cooperative Life Insurance Co. (2013-present); Treasurer and Director, Cooperating Insurance Services Co. (2013-present)

Jeffrey Connor Director

Liaison to the Board of Directors, Touchstone Energy Cooperative, Inc. (2018-present); Director, National Cooperative Business Association (2018-present); Committee Member, CFC Integrity Fund (2018-present); Director and President, NRECA Wood Quality Control (2017-present); Chief Operating Officer, NRECA (2016-present); President, NRECA United, Inc. (2015-present); Director, Cooperating Energy Services, Inc. (2015-present); Director, Center for Energy Workforce Development (2015-present); Director, Freight Rail Customer Lines (2015-present); Interim CEO, NRECA (2015-2016); Chief Operating Officer and Chief of Staff, NRECA (2013-2015)

Danielle C. Sieverling Chief Compliance Officer

Chief Compliance Officer, Homestead Funds Trust (2019-present); Chief Compliance Officer, Homestead Funds, Inc. (2005-present); Vice President, Chief Risk and Compliance Officer, NRECA (2015-present); Chief Compliance Officer, RE Investment Corporation (2017-present); President and Director, RE Investment Corporation (2017-2018); Director, RE Investment Corporation (2016); Vice President and Director, RE Investment Corporation (2015-2016); Chief Compliance Officer, RE Investment Corporation (2005-2014); Vice President and Chief Compliance Officer, Management Advisory Services, NRECA (2008-2015); Executive Director of Management Advisory Services, NRECA (2007-2008)

John (Jack) Delaney Secretary

Secretary, Homestead Funds Trust (2019-present); Secretary, Homestead Funds, Inc.(2018-present); Counsel, Securities Compliance, NRECA (2017-Present); Senior Counsel, The Rock Creek Group, LP (2014-2017); Associate Attorney, Ruddy Law Office PLLC (2011-2014)

Item 32.	Principal Underwriters.

(a)

RE Investment acts as principal underwriter of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting and distribution services. RE Investment Corporation does not serve as principal underwriter or distributor for any other investment company.

(b)	Set forth below is information concerning each director, officer, or partner of RE Investment Corporation.

Name And Principal Business Address*	Positions And Offices With Underwriter	Positions And Offices With Fund
Jennifer (Laurie) Webster	President and Director	Chief Operations Officer
Danielle Sieverling	Chief Compliance Officer	Chief Compliance Officer
Amy DiMauro	Treasurer and Director	Treasurer
Beth Civerolo	Vice President and Director	None
Monica Ollivierre	Secretary	None

*	The principal business address of each person listed in the table is 4301 Wilson Boulevard, Arlington, VA 22203.

Item 33.	Location of Accounts And Records.

All accounts, books and other records required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the “1940 Act”) and the rules promulgated thereunder are maintained by the Registrant, RE Advisers Corporation or RE Investment Corporation, 4301 Wilson Boulevard, Arlington, VA 22203-1860, the Registrant’s custodian, State Street Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105, or the Registrant’s transfer agent, dividend disbursing agent, and shareholder servicing agent, DST Asset Manager Solutions, Inc., 330 West 9th Street, Kansas City, Missouri 64105.

Item 34.	Management Services.

Not applicable.

Item 35.	Undertakings.

The Fund hereby undertakes as a condition to the effectiveness of the registration of its securities under the Securities Act of 1933 and pursuant to Section 14(a)(3) of the 1940 Act that it will not accept any commitments to purchase shares unless and until it has firm agreements in place with not more than 25 responsible persons to purchase securities of the Fund for an aggregate net amount equal to at least $100,000 and (i) such aggregate amount will be paid to the Fund prior to accepting any commitments to purchase shares from persons in excess of 25 and (ii) any such amounts paid to the Fund, including any sales load, will be refunded in full to a shareholder upon demand in the event net proceeds received by the Fund do not result in the Fund having a net worth of at least $100,0000 within 90 days of the effectiveness of such registration.

NOTICE

A copy of the Declaration of Trust of Homestead Funds Trust (the “Trust”), together with all amendments thereto, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trust by an officer or Trustee of the Trust in his or her capacity as an officer or Trustee of the Trust and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or officers of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Homestead Funds Trust has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Arlington, and State of Virginia on the 1st day of March, 2019.

Homestead Funds Trust
By: /s/ Mark D. Santero Mark D. Santero President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ John M Delaney	Trustee	March 1, 2019
John M. Delaney
/s/ Mark D. Santero	President and Chief Executive Officer	March 1, 2019
Mark D. Santero
/s/ Amy DiMauro	Treasurer	March 1, 2019
Amy DiMauro

Exhibit List

(a)	Agreement and Declaration of Trust
(b)	Bylaws